Exhibit 10.1

Final: 21 October 2021

Electricity Supply and Sale Agreement

Cape Byron Management Pty Ltd

ABN 26 165 320 445

and

MIG No. 1 Pty Ltd

ACN 641 831 912

2021

i

	15.3	Measuring energy	20
	15.4	Estimations where no readings	21
	15.5	Liability	21

16.	MIG SECURITY		22

17.	Change in Law		24

18.	Right to disconnect		24

19.	Reconnection after disconnection		24

20.	Green products		25

21.	insurance		25

22.	Retailer of last resort		25

23.	Default and termination		25

	23.1	Default	25
	23.2	Financial Default	25
	23.3	Non-Financial Default	26
	23.4	Insolvency Event	27
	23.5	Disconnection of MIG	27
	23.6	MIG termination	27
	23.7	Payment on early termination	27
	23.8	Calculation of the Early Termination Amount	28

24.	Force majeure		29

	24.1	Force Majeure defined	29
	24.2	Exclusions	29
	24.3	Non-performance excused	30
	24.4	Notification and diligence	30
	24.5	Costs of Force Majeure	30
	24.6	Termination	30

25.	Dispute resolution		30

26.	Warranties		31

27.	General provisions		31

	27.1	Entire agreement	31
	27.2	No reliance	31
	27.3	Variation	31
	27.4	Waiver	32
	27.5	Severability	32
	27.6	Indemnities	32
	27.7	Survival	32
	27.8	Assignment and Change of control	32
	27.9	Confidentiality	33
	27.10	Notices	33
	27.11	Costs and stamp duty	34
	27.12	Governing law	34
	27.13	Counterparts	34

Schedule
1	CPI Escalation	35
2	Net BTC Revenue and BTC Floor Price Calculation	36
3	Site	37
4	Infrastructure Diagram	38
5	Insurances	39
6	Peppercorn Site Licence	40
7	Marginal Costs of Production	41

ii

THIS AGREEMENT is made on the 22nd of October 2021

BETWEEN:

Parties

(1)	Cape Byron Management Pty Ltd ABN 26 165 320 445 whose registered office is at Suite 1, 303 Capri on Via Roma, 15 Via Roma, Isle of Capri, QLD 4217 (CBM); and

(2)	MIG No. 1 Pty Ltd ACN 641 831 912 whose registered office is at Level 5, 97 Pacific Highway, North Sydney, NSW 2060 (MIG).

RECITALS:

(A)	Mawson Infrastructure Group Pty Ltd (Mawson) has a specialist design, procurement process and operational crypto-mining business. MIG is a Mawson subsidiary and is looking to design, procure, own and operate modular data centres.

(B)	CBM is a company which controls the Site near the Condong Power Station on which MIG would like to locate and operate the Modular Data Centre.

(C)	CBM has agreed to supply and sell, and MIG has agreed to take and purchase, electricity generated by the Condong Power Station and/or purchased from the Spot Market for use at the Modular Data Centre on the terms and conditions of this agreement.

(D)	The Parties are aligned in their commitment to comply with applicable environmental, social and governance (ESG) laws and regulations regarding their obligations under this agreement.

(E)	This agreement is part of planned series of agreements under which the Parties, or related parties, seek to develop further projects globally with the aim to reach an average price of electricity of USD 40/MWh across the portfolio of the projects.

THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION

1.1	Definitions

The following definitions apply in this agreement.

AEMO means the Australian Energy Market Operator.

Annual Consumption Threshold means 75% of the Annual Contract Volume, which is the amount of electricity MIG guarantees to buy from CBM each year during the Supply Term.

Annual Contract Volume means:

(a)	for each year during the Supply Term, 175,200 MWh of electricity to be supplied to the Termination Point of the Modular Data Centre (at the Maximum Transfer Capacity); and

(b)	for any part year period during the Supply Term, an amount equal to 175,200 MWh of electricity to be supplied to the Termination Point of the Modular Data Centre (at the Maximum Transfer Capacity) pro-rated for the number of days in that part year period.

Annual Firm Priced Volume means:

(a)	subject to paragraph (b), an amount equal to 90% of the Annual Contract Volume; or

(b)	if at any time during a month in the Supply Term, either the:

(i)	average price per Bitcoin as displayed on a globally-recognised exchange is below a calculated BTC Floor Price, adjusted on a monthly basis accordance with Schedule 2, for each day of that month; or

(ii)	the capacity of the Modular Data Centre to mine Bitcoin as a result of MIG’s equipment failure is 50% or less for each day of that month,

the Annual Firm Priced Volume will be reduced by 50% for every month that (i) and/or (ii) occurs.

Annual Non-Firm Priced Volume means, for each year of the Supply Term, an amount equal to 17,520MWh.

Authorisation means any licence, permit, consent, authorisation, approval, registration, determination, certificate, exemption, filing, notice, qualification or other requirement (and any conditions attached to any of them) of or issued by any Regulatory Authority that must be obtained, held or satisfied:

(a)	to perform a party’s obligations under this agreement;

(b)	for a party to receive the benefits of this agreement; or

(c)	for the development, commissioning and operation of the assets contemplated to be constructed under this agreement.

Authorised Representative means for CBM, the Chief Executive Officer and for MIG, the Chief Executive Officer or their designee, confirmed in writing from time to time.

Billing Period means monthly.

BTC Floor Price is defined in Schedule 2

BTC Gross Profit License Charge means an amount calculated by multiplying the Net BTC Revenue by 10%.

CBM Bank Account means the National Australia Bank CBM account, with a BSB number of 084 004 and an Account Number of 394 344 892.

Commencement Date means the date of this agreement.

Commercial Operations means the date on which the MDC Connection Infrastructure and the Condong Connection Infrastructure are constructed and connected to enable electricity to be supplied from the Condong Power Station to 8 Modular Data Centres at the Termination Point.

Commercial Operations Date means the date that is one calendar month after the Commissioning Energisation Date of Stage 3 MDC.

Commissioning Energisation Date means the date set out in the Commissioning Energisation Table for each MDC Stage as set out in clause 7.1.

Commissioning Period means the period commencing on the Commissioning Energisation Date of Stage 1 MDC and ending on the Commercial Operations Date.

Conditions Precedent Table means the Table set out in clause 2.1.

Condong Infrastructure and Works means all infrastructure (both electrical and otherwise) that is required for the connection of the Condong Power Station to the Termination Point for each of the MDC Stages set out in clause 7.1, including all civil works required for the Modular Data Centres to be installed, operate, and maintained pursuant to the plans and drawings in Schedule 4.

Condong Power Station means the existing 30 MW biomass fired power station operated by Cape Byron Management Pty Ltd, which produces energy largely from sugar cane milling waste, along with certain types of wood residues and energy crops, located at the Site.

Confidential Information means all confidential, non-public or proprietary information, regardless of how the information is stored or delivered, relating to the business, technology or other affairs of a party, and includes the terms of this agreement.

Connection Agreement means the “Embedded Generator Connection Agreement” between Essential Energy ABN 37 428 185 226 (formerly Country Energy), Cape Byron Power I Pty Ltd ABN 26 074 408 923 (formerly Delta Electricity Australia Pty Ltd) and Cape Byron Power II Pty Ltd ABN 67 095 991 638 (formerly Sunshine Renewable Energy Pty Ltd).

Default means a Financial Default or a Non-Financial Default, as applicable.

Distribution Network means the distribution network operated by Essential Energy to which the Condong Power Station is connected at the Distribution Network Connection Point.

Distribution Network Connection Point means the point of connection of the Condong Power Station to the Distribution Network, being the point at which the electricity supply cables of the Condong Connection Line connect to the Distribution Network.

Early Termination Amount means the amount calculated in accordance with clause 23.8.

Electricity Legislation means the Electricity Supply Act 1995 (NSW), the National Electricity Law, the National Energy Retail Law (NSW) No 37a and regulations, standards, codes, rules and guidelines made under those statutes.

Energy Charge means, for each Trading Interval during the Supply Term, the actual metered consumption of electricity measured at the Termination Point multiplied by:

(a)	in respect of the Annual Firm Priced Volume, the PPA Price; and

(b)	in respect of the Annual Non-Firm Priced Volume, the prevailing Spot Price.

Good Industry Practice means the exercise of that degree of skill, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced operator engaged in the same type of undertaking as the relevant plant and equipment in either the crypto mining or power generation industries (as applicable) and, without limitation, incorporates the concept of “Good Electricity Industry Practice” as defined in the National Electricity Rules.

Greenhouse Gas means carbon dioxide, methane, nitrous oxide, hydro fluorocarbons, per fluorocarbons, sulphur hexafluoride or any other gas recognised as having an effect on global climatic temperature under any United Nations convention or protocol from time to time.

Green Products means an LGC, STC, GPR and any other rights, entitlements, credits, offsets, allowances, compensation, benefits or certificates of any kind, recognised or arising under any scheme, law, policy or arrangement established or regulated by a Regulatory Authority which are or which become available to the owner or operator of any facility for the generation of electricity from a clean energy, renewable or zero Greenhouse Gas emissions source in connection with its existence or operations as a generator of electricity from a renewable, clean energy or zero Greenhouse Gas emissions source including under the Renewable Energy Act or any emissions trading scheme, carbon pollution reduction scheme or other arrangement concerned with the regulation or reduction of Greenhouse Gas emissions or other programs for the benefit of the environment.

Green Products Charges means the amount agreed by the parties under clause 20(c).

Head Lease means lease registration number AB562099M.

Insolvency Event means, in respect of a person:

(a)	that person ceasing, or threatening to cease, to carry on all or substantially all of its business or operations;

(b)	that person declaring itself, or being declared, to be insolvent or bankrupt or applying to a court for an order to similar effect;

(c)	any writ of execution, garnishee order, mareva injunction or similar order, attachment or process being made against that person or all or substantially all of its assets;

(d)	a liquidator, provisional liquidator, administrator, receiver, controller, trustee or similar official, being appointed to that person or all or substantially all of its assets;

(e)	an order being made, or a resolution being passed or a meeting being convened for the purpose of that person:

(i)	being wound up, deregistered or dissolved; or

(ii)	proposing to enter or entering into any form of moratorium or other arrangement or scheme with any of its creditors;

(f)	that person being unable to pay its debts as and when those debts become due and payable;

(g)	that person being an insolvent under administration as defined in the Corporations Act; or

(h)	if the person is foreign, anything analogous to paragraphs (a) to (g) in its place of incorporation, formation or domicile (as applicable).

LGC means a Large-Scale Generation Certificate created under Division 4 of Part 2 of the Renewable Energy Act that may be created under the Renewable Energy Act, registered under Division 5 of Part 2 of the Renewable Energy Act and transferable under Division 6 of Part 2 of the Renewable Energy Act.

Marginal Cost of Production has the meaning as set out in Schedule 7.

Maximum Transfer Capacity means the maximum demand allowable at the Termination Point, being:

(a)	for Stage 1 MDC, 1.9MW;

(b)	for Stage 2 MDC, 10MW;

(c)	for Stage 3 MDC and the Supply Term 20MW.

MDC Connection Infrastructure means any electrical infrastructure that is owned by MIG required for the connection of the Modular Data Centre up to the Termination Point.

MDC Stage means the either individually or collectively Stage 1 MDC and Stage 2 MDC and Stage 3 MDC as provided by clause 7.1.

Metering Installation has the meaning given to that term in the National Electricity Rules.

MIG Metering Data means the metering data obtained from MIG’s metering systems installed in the Modular Data Centers.

MIG Charges means, for each month during the Commissioning Period and the Supply Term, the:

(a)	Energy Charge;

(b)	BTC Gross Profit Licence Charge; and

(c)	Any amount of electricity where clause 9.1 should apply but where MIG did not take the electricity offered up to the Annual Firm Priced Volume; and

(d)	Green Products Charge (if applicable).

Minimum Load means the electricity supply required by MIG for the auxiliary load of the Modular Data Centre (estimated at 0.5MW) for each Trading Interval during the Supply Term when MIG are not mining bitcoin measured at the Termination Point and is included in the Annual Firm Priced Volume.

Minimum Transfer Capacity means the minimum demand that must be maintained at the Termination Point during the Supply Term, being 15MW.

Modular Data Centre or MDC means the Stage 1 MDC, Stage 2 MDC and Stage 3 MDC.

National Electricity Law means the national electricity law set out in the National Electricity (South Australia) Act 1996 (SA), as adopted and applied in New South Wales.

National Electricity Rules means the national electricity rules made under the National Electricity Law, as adopted and applied in New South Wales.

Net BTC Revenue means the monthly revenue derived in connection with the mining of Bitcoin at the Modular Data Centre during the Supply Term, as calculated in accordance with the calculation method described in Schedule 2.

Notified Non-Firm Price means the price as defined in clause 9.2.

Notified Spot Profit Price means the price as defined in clause 9.2(d).

Peppercorn Site License means the license between CBM and MIG that provides for MIG to operate their Modular Data Centre for the Supply Term within the Site and further described in Schedule 6.

PPA Price means:

(a)	subject to paragraph (b), $70/MWh; or

(b)	$50/MWh, where the Marginal Cost of Production for CBM reduces by $20/MWh or more, as a result of the Condong Power Station operating on recovered timber (or any other fuel that is not an “eligible waste fuel” under Section 3 of the NSW Energy from Waste Policy Statement), in each case, subject to escalation under schedule 1.

Regional Reference Node means the Sydney West 132kV node.

Regulatory Authority means:

(a)	any government or a governmental, quasi-governmental or judicial entity or authority;

(b)	a stock exchange; and

(c)	any other authority, agency, commission, regulator, ministry, department, instrument, tribunal (including any pricing body), enterprise, delegated authority or similar entity, whether of Australia or elsewhere that has powers or jurisdiction under any Regulatory Requirement over a party or any act relating to this agreement.

Regulatory Requirement means:

(a)	any act, regulation or other statutory instrument or proclamation of any applicable jurisdiction in which any act or obligation in connection with this agreement is or is to be carried out or regulated;

(b)	any applicable law, whether of a legislative, equitable or common law nature;

(c)	any applicable Australian standards and codes; and

(d)	any judgment, decree of similar order with mandatory effect or any binding requirement or mandatory approval of a Regulatory Authority, including any Authorisation, relevant to a party or performance of all or part of this agreement.

Renewable Energy Act means the Renewable Energy (Electricity) Act 2000 (Cth).

Rolling Non Firm Priced Volume means the rolling sum of TI Non Firm Priced Volume over the previous 105,120 Trading Intervals.

Site means the land shown on drawing in Schedule 3.

Spot Market has the meaning given in the National Electricity Rules.

Spot Price means the spot price (as that term is defined in the National Electricity Rules) at the Regional Reference Node.

Spot Price Gross Profits means, for a Trading Interval, an amount calculated as follows:

Spot_Price_Gross_Profits = (Spot Price – PPA Price) x TI Spot Profit Volume x MLF

where:

MLF is the Marginal Loss Factor (as that term is defined in the National Electricity Rules) applying during that Trading Interval at the Condong Power Station.

Stage 1 MDC means the proposed MAC/AU.1 temporary transportable structure housing crypto mining equipment and to be located at a temporary location at the Site and subsequently moved during Stage 2 MDC, as set out in Commissioning Energisation Table in clause 7.1.

Stage 2 MDC means the proposed relocation of MAC/AU.1 and the further MAC/AU.2, MAC/AU.3 and MAC/AU.4temporary transportable structures housing crypto mining equipment to be located at the Site, as set out in Commissioning Energisation Table in clause 7.1.

Stage 3 MDC means the proposed MAC/AU.5, MAC/AU.6, MAC/AU.7 and MAC/AU.8 temporary transportable structures housing crypto mining equipment and to be located at the Site, as set out in Commissioning Energisation Table in clause 7.1.

STC means a small-scale technology certificate as defined in the Renewable Energy Act.

Supply End Date means 3.5 calendar year after the Commercial Operation Date, unless:

(a)	this agreement has been extended in accordance with clause 3(c)(i), in which case the Supply End Date means 7 calendar years after the Stage 1 Commissioning Energisation Date; or

(b)	this agreement has been extended in accordance with clause 3(d), in which case the Supply End Date means the date that is one month after a party provides written notification to the other party that it wishes to terminate this agreement.

Supply Term means the period commencing on the Commercial Operations Date and ending on the Supply End Date.

Termination Point means the point identified as the “Termination Point” on the drawings in Schedule 4 where the Condong Connection Infrastructure connects to MDC Connection Infrastructure.

TI Non Firm Priced Volume means the amount of electricity in MWh during a given Trading Interval supplied on a non firm basis in accordance with clauses 9.2(b)(i) and 9.2(c)(i).

TI Spot Profit Volume has the meaning given in clause 9.2(d).

Trading Interval has the meaning of five minute intervals as defined in the National Electricity Rules at 1 October 2021 (after the move to 5 minute settlements).

Work Health and Safety Requirements means the MIG Workplace Health and Safety Plan issued to CBM and agreed between the Parties at least one month prior to the commencement of the Commissioning Period.

1.2	Rules for interpreting this agreement

(a)	Reference to:

(i)	one gender includes the others;

(ii)	the singular includes the plural and the plural includes the singular;

(iii)	a person includes a body corporate;

(iv)	a party includes the party’s executors, administrators, successors and permitted assigns;

(v)	a thing includes the whole and each part of it separately;

(vi)	a statute, regulation, code or other law or a provision of any of them includes any consolidation, amendment, re-enactment or replacement of any of them; and

(vii)	dollars means Australian dollars unless otherwise stated.

(b)	“Including” and similar expressions are not words of limitation.

(c)	Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

(d)	Headings and any table of contents or index are for convenience only and do not form part of this agreement or affect its interpretation.

(e)	A reference to a party, clause, Schedule, Item, exhibit, attachment or annexure is a reference to a party, clause, Schedule, Item, exhibit, attachment or annexure to or of this agreement, and a reference to this agreement includes all Schedules, Items, exhibits, attachments and annexures to it.

(f)	A provision of this agreement must not be construed to the disadvantage of a party merely because that party was responsible for the preparation of this agreement or the inclusion of the provision in this agreement.

(g)	If an act must be done on or by a specified day which is not a Business Day, it must be done instead on or by the next Business Day.

1.3	Requirement on a person not a party to this agreement

If a provision of this agreement requires a person that is not a party to this agreement to do, or not to do, a thing, each party must use its reasonable efforts to ensure that the person does, or does not, do that thing.

2.	conditions precedent

2.1	Conditions Precedent

The obligations of the parties under this agreement, other than in this clause 2 and clauses 1, 25 and clauses 27.1 to 27.5 (which are binding as at the Commencement Date), are subject to and do not become binding until and unless each of the conditions set out in the Condition Precedent Table below (each a Condition Precedent) is satisfied or waived under this clause:

Conditions Precedent Table

Condition Precedent	Benefiting Party	Party to satisfy	Condition Precedent Deadline
CBM has obtained the written consent of the Sunshine Sugar under the Head Lease to enter into the Peppercorn Site License and has provided a copy of such consent to MIG	MIG	CBM	11 January, 2022

CBM has obtained the consent of Essential Energy under the Connection Agreement to increase the PAUX in Schedule 7 of the Connection Agreement to 24.5MW and has provided a copy of such consent to MIG	MIG	CBM	11 January, 2022

MIG having obtained approval of its board of directors to enter into this Agreement.	MIG	MIG	Contract Signing Date

2.2	Satisfaction of Conditions Precedent

(a)	Each party must use best endeavours to satisfy each Condition Precedent it is obliged to satisfy in accordance with the Conditions Precedent Table and must, by the relevant date for satisfaction, notify the other Party that each Condition Precedent is satisfied.

(b)	The Condition Precedent Deadline may be extended only by agreement of the parties in writing on or before the Condition Precedent Deadline.

2.3	Waiver of Conditions Precedent

(a)	The Conditions Precedent Table sets out which party benefits from the satisfaction of each Condition Precedent.

(b)	A Condition Precedent is only waived if:

(i)	where the Condition Precedent is included for the benefit of a particular party as set out in the Conditions Precedent Table, and that party gives notice of the waiver of the Condition Precedent to the other party; or

(ii)	where the Condition Precedent is included for the benefit of both parties, both parties agree to waive the Condition Precedent.

(c)	Either party may terminate this agreement, with no liability to the other party (notwithstanding any other provision of this agreement), by notice to the other party at any time after the Condition Precedent Deadline (as extended) if a Condition Precedent has not been satisfied or waived by that date.

3.	term

(a)	This clause 3 and clauses 4, 5, 6, 7, 8, 13, 14, 15, 16, 23, 24 and 26 commence on the Condition Precedent Deadline.

(b)	The remaining provisions of this agreement, other than those referred to in clauses 2.1 and 3(a), commence on the Commercial Operations Date.

(c)	No later than six (6) months prior to the expiry of the initial Term, the Parties shall commence discussions on a possible:

(i)	3.5 year extension to the Agreement.

Any such agreement reached must be mutually agreed in writing by an Authorised Representative of each Party.

(d)	Unless terminated earlier in accordance with the terms of this agreement, this agreement continues beyond the initial Term on a month-by-month basis until terminated by either party upon 30 days prior written notice on the other party.

4.	acknowledgment regarding Condong connection Infrastructure, mdc connection infrastructure and SITE

The parties acknowledge and agree that they have jointly developed and reviewed the drawings contained in Schedule 4 describing the Condong Infrastructure and Works, MDC Connection Infrastructure and Site and confirm that:

(a)	the Condong Infrastructure and Works, MDC Connection Infrastructure and Site are suitable for the installation and operation of the Modular Data Centre;

(b)	the Site provides adequate access for emergency removal of the equipment by MIG if and when CBM advise as per CBM’s relevant emergency procedure that a flood event is imminent;

(c)	the Site will be constructed and delivered to MIG for their use as a Modular Data Centre in compliance with this agreement and relevant Authorisations currently in place with respect to the Condong Power Station; and

(d)	the Parties will work together to ensure that the Modular Data Centre satisfies the requirements of applicable Authorisations during the Term.

5.	construction of condong connection infrastructure

5.1	Purpose of works

The parties acknowledge and agree that:

(a)	the Condong Infrastructure and Works:

(i)	must incorporate the design, procurement and construction of all access points and civil foundations required for and fit for purpose for the installation and operation of the Modular Data Centres;

(ii)	must incorporate an NBN Internet Connection; and

(iii)	must be completed so as to ensure a connection between the Condong Power Station and the Termination Point so that the Modular Data Centre can be powered at all times between the Minimum Load and the Maximum Transfer Capacity as long as the Distribution Network is not in blackout; and

(iv)	is to be owned, operated and maintained by CBM.

5.2	Responsibility for Condong Infrastructure and Works

(a)	CBM is solely responsible for obtaining, maintaining and complying with all applicable Authorisations in respect of the construction, operation and maintenance of the Condong Infrastructure and Works.

(b)	The Condong Infrastructure and Works are to be completed by CBM at its cost and must be completed prior to the Commissioning Energisation Date of each MDC Stage set out in the Commissioning Energisation Date Table in clause 7.1.

(c)	The parties agree that time is of the essence in the completion of the Condong Infrastructure and Works.

(d)	CBM is solely responsible for the ongoing maintenance of the Condong Infrastructure and Works and must ensure that the Condong Infrastructure and Works continues to be capable of supporting the Modular Data Centre operation during the Term.

6.	construction of mdc connection infrastructure

6.1	Purpose of the works

The parties acknowledge and agree that:

(a)	the MDC Connection Infrastructure:

(i)	is to be constructed by MIG for the purposes of connecting the Modular Data Centre to the Termination Point; and

(ii)	is to be owned, operated and maintained by MIG; and

(b)	MIG is responsible to ensure that it obtains and maintains all applicable Authorisations in respect of the construction, operation and maintenance of the MDC Connection Infrastructure.

6.2	MDC Connection Infrastructure

(a)	MIG must design, install, construct and commission the MDC Connection Infrastructure:

(i)	so that it has a stable capacity to take electricity between the Minimum Transfer Capacity and the Maximum Transfer Capacity, and must not, during Stage 2 MDC and the Supply Term, modify the MDC Connection Infrastructure so that it no longer has a capacity within that range; and

(ii)	in accordance with:

(A)	this agreement;

(B)	all applicable Regulatory Requirements; and

(C)	Good Industry Practice.

(b)	MIG must construct and operate the MDC Connection Infrastructure in a manner that will enable MIG to comply with its obligations under this agreement.

(c)	CBM acknowledges and agrees that MIG may attach and connect to the Modular Data Centres:

(i)	a solar photovoltaic system (including inverters and balance of system); or

(ii)	a battery energy storage system.

(d)	To avoid doubt, MIG does not have the right to connect any equipment referred to in clause 6.2(c) on Site, unless it attaches exclusively and directly to the Modular Data Centres and is less than 5kW in capacity per MDC.

7.	Commissioning and COMMERCIAL OPERATIONS

7.1	MDC Stages and Commissioning Energisation Date

(a)	MIG must provide written notice to CBM 25 business days prior to each Commissioning Energisation Date confirming it intends to order and deliver the computer servers required for the Modular Data Centres to satisfy the Commissioning Energisation Date.

(b)	Within 5 business days of receipt of MIG’s notice under 7.1(a) CBM must confirm the date that the Condong Infrastructure and Works will be complete in accordance with clause 7.1 for the Commissioning Energisation Date of the respective MDC Stage.

(c)	If CBM provides confirmation in accordance with 7.1(b) that the Commissioning Energisation Date can be achieved then MIG will order the computer servers for the respective MDC Stage and if:

(i)	the Condong Infrastructure and Works have not been completed; or

(ii)	electricity supply up to the Maximum Transfer Capacity is not available for MIG to operate the relevant MDC Stage as set out in the Commissioning Energisation Date Table payable pursuant to clause 7.2, then liquidated Delay Damages will be payable by CBM to MIG pursuant to clause 7.2 payable 30 calendar days from the Commissioning Energisation Date until for the relevant MDC Stage the:

(A)	The Condong Infrastructure and Works has been completed; and

(B)	electricity supply up to the Maximum Transfer Capacity is available for MIG to operate the relevant MDC Stage as set out in the Commissioning Energisation Date Table

(iii)	If CBM provides confirmation in accordance with 7.1(b) that the Commissioning Energisation Date cannot be met then MIG will not order the computer servers and CBM will confirm a proposed alternative date for the Commissioning Energisation Date for the MDC Stage. MIG will then follow the process set out in clause 7.1(a) and write to CBM again 25 calendar days prior to the Commissioning Energisation Date of the relevant MDC Stage.

Commissioning Energisation Date Table (As adjusted by clause 7.1)

MDC Stage	Modular Data Centres to be installed	Commissioning Energisation Date	Date by which MIG to provide (25 business days prior) “Notice” by	Date by which CBM to provide “Confirmation” (within 5 business days) by
Stage 1 MDC	MAC/AU.1	25 October 2021	N/A	N/A
Stage 2 MDC	MAC/AU.1 (Relocation and Reconnection) MAC/AU.2 MAC/AU.3 MAC/AU.4	14 February 2022	10 January 2022	17 January 2022
Stage 3 MDC	MAC/AU.5 MAC/AU.6 MAC/AU.7 MAC/AU.8	14 March 2022	7 February 2022	14 February 2022

7.2	Liquidated Damages

(a)	Liquidated damages of $9,375 per day for each Modular Data Centre that is not energised by the date set out clause 7.1 (which the parties agree is a genuine pre-estimate of the loss that will be suffered by MIG) (Liquidated Delay Damages) must be paid by CBM to MIG for any delays in completion of the parties’ obligations set out in in clauses 7.1.

(b)	Liquidated Delay Damages must be paid each week for each day of delay. The parties agree that any obligation to pay Liquidated Delay Damages will not be taken into account when determining the limit of the parties’ liability under any liability cap applicable to this agreement. Furthermore, MIG’s rights under this clause may be exercised without prejudice to any other right of action or remedy which has accrued or may accrue.

7.3	Parties to negotiate

(a)	CBM must promptly notify MIG if a Commissioning Energisation Date requires revision (for whatever reason) and the parties must promptly meet and negotiate in good faith any revision of the Commissioning Energisation Date of any relevant MDC Stage.

(b)	Any notice issued pursuant to clause 7.3 (a) must state:

(i)	the revised date on which CBM anticipates that the relevant Energisation Date will occur (a Revised Anticipated Date); and

(ii)	the reason for the revision.

(c)	It is acknowledged and agreed that CBM may issue more than one notice to reflect changes to a Commissioning Energisation Date of any relevant MDC Stage.

(d)	The parties agree that it is essential that the deadlines in clauses 7.1 are met (being the Commissioning Energisation Date for each relevant MDC Stage).

(e)	During the Commissioning Period:

(i)	the parties will meet weekly (or such other period as agreed between the parties) to discuss the progress of the design, construction and commissioning of the Condong Connection Infrastructure and the MDC Connection Infrastructure and any matters that may affect the date on which the Commercial Operation Date is likely to occur; and

(ii)	CBM agrees to supply and sell to MIG, and MIG agrees to take and purchase from CBM, the amount of electricity consumed by MIG, up to the Maximum Transfer Capacity applicable during the Commissioning Period; and

(iii)	MIG must pay to CBM, for each month during the Commissioning Period, an amount equal to the actual metered consumption of electricity measured at the Termination Point for that month multiplied by the PPA Price as the Energy Charge as well as the BTC Gross Profit Licence Charge.

8.	Access Licence for the Site

(a)	CBM must grant to MIG a non-exclusive licence for access to the Site for the purpose of the installation, maintenance and operation of the Modular Data Centre on the terms of the Licence.

(b)	CBM must provide MIG with any information or documentation reasonably requested, including the location and connection requirements in respect of the MDC Connection Point.

9.	Supply and Sale of Electricity

9.1	Supply and sale of electricity - Annual Firm Priced Volume

In relation to each year during the Supply Term, for each Trading Interval in which the Spot Price is at or below the PPA Price:

(a)	CBM agrees to supply and sell to MIG; and

(b)	MIG agrees to take and purchase from CBM,

at the Termination Point, a quantity of electricity supplied between the Minimum Transfer Capacity and the Maximum Transfer Capacity at the PPA Price, up to in aggregate, the Annual Firm Priced Volume.

9.2	Supply and sale of electricity – Annual Non-Firm Priced Volume

(a)	CBM may, from time to time, notify MIG in writing of a fixed price (in $/MWh and which must be above the PPA Price) that shall apply to the Annual Non-Firm Priced Volume (Notified Non-Firm Price).

(b)	Where the Rolling Non Firm Priced Volume is less than the Annual Non-Firm Priced Volume and where CBM has provided a notification under clause 9.3, then for each Trading Interval in which the prevailing Spot Price:

(i)	is at or above the Notified Non-Firm Price:

(A)	CBM agrees to supply and sell electricity to MIG by making electricity available at the Termination Point; and

(B)	where electricity is made available under subparagraph (b)(i)(A), MIG may, in its sole discretion, elect to take and purchase electricity between the Minimum Transfer Capacity and the Maximum Transfer Capacity from CBM, at the Termination Point at the prevailing Spot Price;

(ii)	is at or below the Notified Non-Firm Price, then clause 9.1 shall apply in respect of that Trading Interval.

(c)	Where the Rolling Non Firm Priced Volume is less than the Annual Non-Firm Priced Volume and where CBM has not provided a notification under clause 9.3, then for each Trading Interval in which the prevailing Spot Price:

(i)	is above the PPA Price:

(A)	CBM may, in its sole discretion, offer to supply and sell electricity to MIG by making electricity available at the Termination Point; and

(B)	where electricity is made available under subparagraph (c)(i)(A), MIG may, in its sole discretion, elect to take and purchase electricity between the Minimum Transfer Capacity and the Maximum Transfer Capacity from CBM, at the Termination Point at the prevailing Spot Price; and

(ii)	is at or below the PPA Price, then clause 9.1 shall apply in respect of that Trading Interval.

(d)	Where the Rolling Non Firm Priced Volume is equal to or greater than the Annual Non-Firm Priced Volume, MIG will promptly notify CBM in writing a fixed price (in $/MWh) (Notified Spot Profit Price), that shall apply for each Trading Interval in which the prevailing Spot Price is above the Notified Spot Profit Price, and for any such Trading Interval:

(i)	MIG will reduce physical consumption of electricity at the Modular Data Centre to a level equivalent to the Minimum Load; and

(ii)	CBM will sell a quantity of electricity into the Spot Market equal to the difference between the Minimum Transfer Capacity and the Minimum Load (TI Spot Profit Volume) and the resulting Spot Price Gross Profits will be shared between the Parties on a 50/50 basis.

The TI Spot Profit Volume is taken to be included in the Annual Non-Firm Priced Volume.

9.3	Bitcoin Mining Profit Share

During the Term of this agreement, MIG will pay CBM BTC Gross Profit License Charge on a monthly basis.

9.4	Annual Consumption Threshold

In each year during the Supply Term MIG must:

(a)	take electricity at the Termination Point offered to it at no less than the Minimum Transfer Capacity; and

(b)	MIG agrees to take an aggregate amount of electricity equal to or greater than the Annual Consumption Threshold.

If MIG does not take the amount in accordance with 9.4 (a) it agrees to pay CBM for any shortfall as calculated in accordance with the MIG Charges. If at the end of each 12 month period of the Supply Term, MIG have satisfied their obligation in accordance with clause 9.4 (b) then CBM will refund any amounts paid by MIG in accordance with this clause.

9.5	Interruptions and planned outages

(a)	MIG acknowledges and agrees that due to a variety of factors that influence the generation, distribution and supply of electricity from the Condong Power to the Termination Point there may be from time to time:

(i)	interruptions to the supply of electricity; and/or

(ii)	variations in the quality or frequency of electricity,

(b)	in each case to the Termination Point and that any such interruption or variation is taken to not vary the Annual Firm Price Volume required to be supplied and sold by CBM in accordance with this agreement. If an interruption pursuant to clause 9.5(a) occurs, CBM must continue to supply electricity from the wholesale market to the Termination Point between the Minimum Transfer Capacity and the Maximum Transfer Capacity at the PPA Price.

(c)	CBM acknowledges that it is to carry the costs associated with the supply of electricity under 9.5(b) including but not limited to the risk of spot market exposure and transmission and distribution costs.

(d)	On or before each calendar quarter during the Supply Term, both Parties will share their respective planned outage schedules for the Site.

9.6	Annual Consumption Threshold

In each year during the Supply Term MIG must:

(a)	take electricity at the Termination Point offered to it at no less than the Minimum Transfer Capacity; and

(b)	MIG agrees to take an aggregate amount of electricity equal to or greater than the Annual Consumption Threshold.

If at the end of each 12 month period of the Supply Term, MIG does not take the amount in accordance with 9.5 (a) it agrees to pay CBM for any shortfall as calculated in accordance with the MIG Charges.

10.	Monthly Charges

MIG must pay to CBM, for each month during the Supply Term, the MIG Charges.

11.	operational obligations of the parties

11.1	CBM’s obligations

CBM must:

(a)	not access and not permit any third party access to the Modular Data Centres;

(b)	obtain and maintain all Authorisations (including any exemptions in respect of the Electricity Legislation) in respect of:

(i)	the sale and supply of electricity under this agreement; and

(ii)	the ownership, operation and maintenance of the Condong Power Station and the Condong Connection Infrastructure.

(c)	notify MIG immediately of any damage to MIG’s plant or equipment of which it becomes aware;

(d)	not knowingly do, or refrain from doing, anything where that action or failure to act would cause MIG to breach any of its obligations under, or in connection with:

(i)	the Connection Agreement; and

(ii)	any applicable Regulatory Requirements, including under the Electricity Legislation;

(e)	ensure that MIG continues to have access to the Modular Data Centres;

(f)	operate, repair and maintain the Condong Power Station and the Condong Connection Infrastructure in accordance with Good Industry Practice;

(g)	use best endeavours to minimise the occurrence of any interruptions to supply or variations in the quality or frequency of electricity supplied to the Termination Point;

(h)	ensure that MIG has uninterrupted access to an NBN Internet connection:

(i)	for Stage 1 MDC at the cost of CBM; and

(ii)	for Stage 2 MDC and Stage 3 MDC MIG will register, activate and pay monthly usage charges to an external provider of their choice.

(i)	maintain records of electricity consumed and generated and provide such records to MIG on request; and

(j)	if CBM is aware that the supply of electricity to the Termination Point will be, or is likely to be, interrupted for any reason, CBM must immediately notify MIG of the interruption as soon CBM is aware of the interruption.

11.2	MIG’s obligations

(a)	MIG must:

(i)	only use electricity supplied to the Termination Point for the purposes of operating, repairing and maintaining the Modular Data Centre and for no other purpose;

(ii)	operate, repair and maintain the Modular Data Centre and the MDC Connection Infrastructure up to the Termination Point in accordance with Good Industry Practice;

(iii)	obtain and maintain all Authorisations (including any exemptions in respect of the Electricity Legislation) in respect of:

(A)	the taking and purchase of electricity from CBM under this agreement; and

the ownership, operation and maintenance of the MDC Connection Infrastructure and Modular Data Centre.

(iv)	comply with all reasonable directions from CBM relating to access to the Site, including Work Health and Safety Requirements

(b)	MIG agrees to notify CBM immediately of any damage to CBM’s plant or equipment of which it becomes aware.

(c)	MIG must not knowingly do, or refrain from doing, anything where that action or failure to act would cause CBM to breach any of its obligations under, or in connection with:

(i)	the Connection Agreement; and

(ii)	any applicable Regulatory Requirements, including under the Electricity Legislation.

(d)	Subject to clause 6.2(c), MIG must not:

(i)	connect (directly or indirectly) to the Termination Point:

(A)	a solar photovoltaic system, unless it attaches exclusively to the Modular Data Centres; or

(B)	a battery energy storage system, unless it attaches exclusively to the Modular Data Centres; or

(C)	any electrical generation system; or

(D)	an embedded generator;

(ii)	export electricity generated by (or on behalf of) MIG into the Termination Point; or

(iii)	perform (or engage a third party to perform) any works that will, or are likely to, impact on the Condong Connection Line.

(iv)	perform (or engage a third party to perform) any works that will, or are likely to, impact on the Condong Connection Line.

(e)	MIG must not interfere with any of CBM’s plant or equipment at the MDC Connection Point (including any meters, transformers, power factor correction equipment, cabling or ring main units).

(f)	MIG agrees to notify CBM immediately of any damage to CBM’s plant or equipment of which it becomes aware.

(g)	If requested by CBM in writing, MIG must within 10 business days upon receipt of such request, provide CBM with a pool statement showing the mining activity undertaken by the Modular Data Centre to help CBM verify the Net BTC Revenue Calculation during the Commissioning Period and the Supply Term.

11.3	Mutual obligations

Each party must comply with applicable Regulatory Requirements, including applicable Electricity Legislation. Each Party acknowledges that planning permission for the Stage 2 MDC has not been applied for because it is considered by the parties that the Modular Data Centre comprise temporary structures on an industrial site and that no planning approval is necessary. Should this interpretation prove incorrect, the parties agree and acknowledge that a relevant planning application may be made by CBM, at its cost, during the Supply Term.

12.	Invoices and Payment

12.1	Invoices

(a)	At the end of each Billing Period, CBM will issue an invoice to MIG for all amounts payable under this agreement. The invoice must include (as applicable):

(i)	unbilled MIG Charges in respect of a previous Billing Period;

(ii)	adjustments in relation to any MIG Charges which were invoiced or should have been invoiced in respect of a previous Billing Period;

(iii)	estimated amounts for some Charges, where relevant and permitted under this agreement;

(iv)	any other amounts payable by MIG under this agreement; and

(v)	the GST payable in respect of items (i) to (v) (if applicable); and

(vi)	any credit due to MIG as payment for MIG’s 50% share of Spot Price Gross Profits.

(b)	Each invoice issued must be in the form of a tax invoice, complying with the requirements of the applicable GST laws.

12.2	Payment

(a)	MIG must pay an invoice rendered in accordance with clause 12.1 within 10 days of its receipt. MIG will pay the amount owing via electronic funds transfer to the CBM Bank Account except in cases where CBM requests that the BTC Gross Profit License Charge (excluding GST) is paid in bitcoin via transfer to a wallet nominated by CBM.

(b)	If MIG believes (acting in good faith) an invoice is incorrect, MIG must, within 10 days of receipt of an invoice, pay that part of the invoice which is not in dispute and provide CBM with a statement of its reasons for disputing the invoice.

(c)	Any disputes in relation to an invoice must be dealt with in accordance with clause 25.

(d)	Upon resolution of the disputed amount, the party which owes the further amount must promptly (and no later than 10 Business Days) pay the owed amount to the other party with interest calculated in accordance with clause 12.2(e) from the date of underpayment to the date of payment of the corrected amount.

(e)	If MIG is late in payment, CBM may charge MIG interest on the outstanding amount at the corporate overdraft rate (from time to time) quoted by the Commonwealth Bank of Australia (or if that rate does not exist another similar rate as nominated by CBM).

13.	goods and services tax (gst)

(a)	All amounts payable under or in connection with this agreement are exclusive of GST.

(b)	A recipient of a taxable supply under or in connection with this agreement must pay to the supplier, in addition to the GST exclusive consideration for the taxable supply, an amount equal to any GST paid or payable by the supplier in respect of the taxable supply.

(c)	The recipient must make that payment to the supplier as and when the GST exclusive consideration or part of it is provided, except that the recipient need not pay unless the recipient has received a tax invoice (or an adjustment note) for that taxable supply.

(d)	Words in this clause 13 have the same meaning as in the A New Tax System (Goods and Services Tax) Act 1999 (Cth) and regulations, unless the context makes it clear that a different meaning is intended.

14.	access

(a)	CBM is entitled to:

(i)	access; and

(ii)	inspect, install, repair and maintain plant and equipment owned by CBM on the Site,

in order to comply with its obligations or exercise its rights under this agreement, by giving reasonable notice to MIG (except in an emergency) and complying with any reasonable requirements of MIG, including work, health and safety requirements.

(b)	Any plant or equipment installed by CBM on the Site remains the property of CBM.

15.	metering AND cbm OWNED eQUIPMENT

15.1	Installation of Metering System

(a)	CBM must arrange for a Metering Installation to be installed prior to each Commissioning Energisation Date.

(b)	CBM must comply with all Regulatory Requirements relating to the metering, registration and licensing requirements for the supply of electricity to the Termination Point.

(c)	CBM is responsible for ensuring that a Metering Installation is installed and maintained at the Termination Point which complies with all applicable Regulatory Requirements and contractual requirements (Metering System).

15.2	MIG’s obligations

(a)	MIG must not damage, modify or interfere with any Metering System OR CBM equipment installed on the Site.

(b)	MIG must comply with any reasonable direction given by CBM in regards to the Metering System and CBM equipment on the Site.

(c)	MIG must allow CBM safe and convenient access to the Site.

(d)	MIG acknowledges that any equipment installed on the Site will need to be maintained and tested in accordance with the requirements of the Regulatory Requirements and MIG must cooperate with CBM to allow this to occur.

15.3	Measuring energy

Subject to clause 15.4, the quantity of electricity sold to MIG under this agreement determined from Metering Data readings of the Metering System installed at the MDC Connection Point.

15.4	Estimations where no readings

(a)	If the installed Metering System is unable to be read, or the Metering Data is not obtained for any reason (for example, if access to the Metering System cannot be gained, or the Metering System breaks down or is faulty), the amount of electricity which will be invoiced to the MIG for that Billing Period according to the MIG Metering Data provided by MIG to CBM.

(b)	Subject to the National Electricity Rules, if no Metering Data and no MIG Metering Data can be obtained as per clause 15.4(a), the amount of electricity which will be invoiced to MIG for that Billing Period may be estimated by CBM.

(c)	Where an invoice is based on an estimation then, subject to any relevant Regulatory Requirements, the estimation will be based on:

where applicable, historical metering data for MIG reasonably available to CBM; or

(i)	where historical metering data is not available, the average usage of energy by a comparable modular data centre over a corresponding period.

(d)	Where CBM has based an invoice on an estimation, the invoice will clearly state that the invoice is based on an estimation.

15.5	Liability

(a)	Subject to clauses 15.5(b) to 15.5(c), a party will not be liable to the other party for any loss, damage or expense suffered or incurred by the other party arising out of or in relation to this agreement (whether in contract, tort (including negligence) breach of statute or otherwise) except for:

(i)	any damage to or loss of property owned by the other party; or

(ii)	any liability that the other party incurs to any other person as a result of any personal injury or death occasioned to or suffered by that person.

(b)	Subject to clause 15.5(c), neither party shall in any circumstances be liable to the other party under, or in connection with, this agreement, whether in contract, tort (including negligence), breach of statute or otherwise for any loss of profits or opportunity arising out of or in relation to this agreement, or otherwise to the extent that any insurance policy required to be effected and maintained under this agreement would respond to indemnify the other party, and whether or not foreseeable at the time of entering this agreement.

(c)	The exclusions of liability under clauses 15.5(a) and 15.5(b)does not apply to the parties liability in respect of the following:

(i)	an obligation to pay or a payment of Liquidated Delay Damages;

(ii)	the payment of the MIG Charges;

(iii)	the payment of any Early Termination Amount; or

(iv)	the payment of any other amount payable under this agreement.

(d)	The Competition and Consumer Act 2010 (Cth) and other Regulatory Requirements (Consumer Laws) imply certain conditions, warranties and rights into contracts that cannot be excluded or limited. Unless one of these Consumer Laws requires it, CBM gives no condition, warranty or undertaking, and CBM makes no representation to MIG, about the condition or suitability of the connection services or electricity including its quality, fitness for purpose or safety, other than those set out in this agreement. Any liability CBM has to MIG under these Consumer Laws that cannot be excluded but that can be limited is (at CBM’s option) limited to:

(i)	providing equivalent goods or services to those provided under this agreement; or

(ii)	paying MIG the cost of replacing the goods or services provided under this agreement or acquiring equivalent goods or services.

16.	MIG SECURITY

(a)	In this clause:

(i)	Collateral means in relation to the Grantor, exclusively MDC/AU.1 and MDC/AU2.

(ii)	Grantor means MIG.

(iii)	Revolving Assets means any Collateral which is:

(A)	inventory;

(B)	a negotiable instrument; and

(C)	money (including money withdrawn or transferred to a third party from an account of the Grantor with a bank or other financial institution).

(iv)	Secured Money means all money and amounts (in any currency) that a Grantor is or may become liable for to pay the Secured Party under this agreement up to the to the total amount of AU$3,657,000, to be secured by the individual Modular Data Centres comprising the Collateral as follows:

(aa)	MDC/AU.1 with AU$3,000,000.00; and

(bb)	MDC/AU.2 with AU$657,000.00.

(A)	The amount set out in 16(a)(iv)(bb) shall be reduced progressively on a monthly basis by an amount equal to the BTC Gross Profit License Charge paid by MIG to CBM in accordance with this agreement, until it is equal AU$0.00.

(B)	Subsequent to the full reduction of the amount secured by MDC/AU.1 pursuant to 16(a)(iv)(A), the amount set out in 16(a)(iv)(aa) shall be reduced progressively on a monthly basis by an amount equal to the BTC Gross Profit License Charge paid by MIG to CBM in accordance with this agreement, until it is equal AU$0.00.

(v)	Secured Party means CBM.

(vi)	Permitted Security Interest means a Security Interest granted to a third party lender (which may include as bank or non-bank lender) for an amount up to 50% of the costs of MDC/AU.1 and MDC/AU.2.

(vii)	PPSA means Personal Property Securities Act 2009 (Cth).

(b)	If requested by CBM, the Grantor must provide within 10 business days documentation evincing the costs of each individual Modular Data Centres comprising the Collateral.

(c)	Subject to subclause (c), each Grantor grants a security interest (Security Interest) in the Collateral to the Secured Party to secure payment of the Secured Money.

(d)	The Secured Party agrees and accepts that it will have a subordinate interest to any Permitted Security Interest granted by the Grantor. The Secured Party agrees to not register its Security Interest until after registration of any Permitted Security Interest, on a date 35 calendar days prior to the Commissioning Energisation Date of Stage 2 MDC.

(e)	For the purposes of section 20(2)(b) of the PPSA (but without limiting the meaning of ‘Collateral’ in this agreement), this Security Interest is taken in the Collateral.

(f)	This Security Interest is a transfer by way of security of Collateral consisting of accounts and chattel paper (each as defined in the PPSA) which are not, or cease to be, Revolving Assets.

(g)	To the extent any Collateral is not transferred, this Security Interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over Revolving Assets and a fixed charge over all other Collateral.

(h)	If pursuant to 16(a)(iv)(A) or 16(a)(iv)(B) the Secured Money of the relevant Modular Data Centre comprising the Collateral is reduced to $AU 0.00, then CBM agrees to release the Grantor of the Security Interest over the relevant Modular Data Centre comprising the Collateral.

(i)	Each Security Interest granted under this agreement is a continuing security until released by CBM or the termination of this agreement.

(j)	Restricted dealings: Each Grantor must not do, or agree to do, any of the following unless it is expressly permitted to do so by subclause (i):

(i)	create or allow another interest (including without limitation any Security Interest) in any Collateral other than a Permitted Security Interest (or if by law its creation cannot be restricted, the Grantor must procure that the holder of the Security Interest first enters into a priority arrangement in form and substance acceptable to the Secured Party); or

(ii)	dispose, or part with possession, of any Collateral except for in the ordinary course of business.

(k)	Permitted dealings: A Grantor may do any of the following in the ordinary course of the Grantor’s ordinary business:

(i)	create or allow another interest in, or dispose or part with possession of, any Collateral which is a Revolving Asset; and

(ii)	withdraw or transfer money from an account with a bank or other financial institution.

(l)	The parties acknowledge that this clause 16(l)16 may need to be adjusted to accommodate the requirements of a third-party lender. If such amendment is required, the parties will use best endevours to amend the terms of this clause to enable the Grantor to obtain further funding from a third party lender and provide for adequate security for CBM.

17.	Change in Law

(a)	If a Change in Law occurs, then despite any other provision of this agreement:

(i)	if the direct or indirect effect of the Change in Law is to increase CBM’s costs or to reduce amounts CBM receives in connection with the sale or supply of electricity to MIG, the parties must promptly meet and negotiate in good faith any revision of the charges under this agreement.

(b)	In this clause 17, Change in Law means the imposition of, change in (or change in application or official interpretation of) or removal of a Regulatory Requirement which has the effect, directly or indirectly, of increasing or decreasing CBM’s costs in connection with selling or supplying electricity to MIG.

18.	Right to disconnect

(a)	CBM may disconnect supply to the MDC Connection Point:

(i)	if requested to do so by MIG;

(ii)	due to work, health and safety reasons as reasonably determined by CBM;

(iii)	if required by applicable Regulatory Requirement as reasonably determined by CBM;

(iv)	in an emergency as reasonably determined by CBM;

(v)	if MIG fails to pay CBM any amount that is validly due and owing on time, provided CBM has:

(A)	given MIG a written reminder notice requiring the outstanding amount to be paid within 10 business days of the date of the notice and MIG has failed to comply with the notice; and

(B)	following expiry of the notice period in clause 18(a)(v)(A), CBM has given MIG a disconnection notice requiring the outstanding amount to be paid within 10 business days of the date of the disconnection notice and MIG has failed to comply with the disconnection notice; or

(vi)	if otherwise entitled or required to do so under applicable Regulatory Requirements, including the Electricity Legislation.

(b)	CBM must notify MIG as soon as practicable, if CBM seeks to disconnect supply to the MDC Connection Point pursuant to subclause (a)(ii) and (a)(iii) of this clause.

19.	Reconnection after disconnection

(a)	Where disconnection has occurred, both parties will work in good faith, with time being of the essence, to rectify the cause that is within their respective contractual responsibility and once the cause is rectified then, CBM will use best endeavours to restore connection within 10 business days.

(b)	CBM may refuse to arrange reconnection and may terminate this agreement if permitted under the Regulatory Requirements, including the Electricity Legislation (such as where the circumstances leading to the disconnection of the MDC Connection Point have not been rectified).

20.	Green products

(a)	The parties acknowledge and agree that CBM is entitled to any Green Products created in connection with the Condong Power Station and the supply and sale of electricity to MIG under this agreement.

(b)	MIG may, at any time during the Supply Term, request in writing to purchase any Green Products at market price.

(c)	Unless CBM has sold the Green Products before the receipt of MIG’s request under 20(b), it must sell Green Products to MIG where requested under clause 20(b).

21.	insurance

(a)	CBM must ensure insurance is effected and maintained in respect of Condong Connection Infrastructure as required by Schedule 5 (or otherwise approved by the parties), and comply with its obligations under the insurance policies, including to disclose information.

(b)	MIG must ensure insurance is effected and maintained in respect of MDC Connection Infrastructure and the Modular Data Centre as required by Schedule 5 (or otherwise approved by the parties), and comply with its obligations under the insurance policies, including to disclose information.

(c)	Within 10 Business Days after a request from another party, CBM and MIG (as applicable) must provide the requesting party with certified copies of the certificates of currency for the insurance policies that it is required to effect and maintain in accordance with clause 21(a). The certificates of currency must contain sufficient information to verify that the insurance complies with this clause and Schedule 5.

22.	Retailer of last resort

(a)	If CBM ceases to supply electricity, MIG acknowledges and agrees that a retailer of last resort will not be automatically appointed for MIG.

(b)	Should there be a retailer of last resort event, CBM agrees to assist MIG in establishing a connection allowing MIG to be supplied by a third party retailer.

23.	Default and termination

23.1	Default

If a party (the Defaulting Party) has committed a Default, the other party (the Non-Defaulting Party) may serve a written notice (the Default Notice) on the Defaulting Party specifying the nature of the Default and that it is a Default Notice under this clause 23.1.

23.2	Financial Default

(a)	Upon receipt of a Default Notice in the case of a Financial Default, the Defaulting Party has 5 Business Days to rectify that Default.

(b)	If the Financial Default is not remedied within the period specified in clause 23.2(a), the Non-Defaulting Party may (without prejudice to its other rights and remedies), at its sole discretion:

(i)	terminate this agreement by not less than 10 Business Days’ written notice to the Defaulting Party and clause 22.5 will apply; or

(ii)	suspend all or any of its obligations and liabilities under this agreement by giving a further notice to the Defaulting Party, and in such case those obligations and liabilities will be relieved until the Default is remedied to the satisfaction of the Non-Defaulting Party.

23.3	Non-Financial Default

(a)	Within 5 Business Days of receipt of a Default Notice for a Non-Financial Default (or such longer period as the Non-Defaulting Party may agree), the Defaulting Party must deliver to the Non-Defaulting Party a remediation plan (Remedy Plan) setting out:

(i)	to the extent that the Default is remediable, the actions to be taken by the Defaulting Party to remedy the Non-Financial Default and corresponding deadlines; and

(ii)	to the extent that the Non-Financial Default is not remediable, the actions to be taken by the Defaulting Party to mitigate the adverse effects of the Non- Financial Default and to ensure that the Non-Financial Default does not recur,

(together, the Remedial Actions); and

(iii)	a program for performance of the Remedial Actions.

(b)	Within the 5 Business Days referred to in clause 23.3(a), the Defaulting Party may request the Non-Defaulting Party to approve an extension of the time of up to an additional 15 Business Days within which the Defaulting Party must deliver a Remedy Plan under clause 23.3(a), by giving the Non-Defaulting Party a notice in writing stating the extension requested and the reasons the extension is requested. The Non-Defaulting Party must not unreasonably withhold its consent to such a request or impose unreasonable conditions on its consent.

(c)	The Remedy Plan must be reasonable having regard to the Non-Financial Default, whether or not the Defaulting Party is required to procure a long lead item, its impact on the Non-Defaulting Party and the nature of the Remedial Actions.

(d)	The Defaulting Party must:

(i)	promptly make any amendments to the Remedy Plan reasonably requested by the Non-Defaulting Party and resubmit the amended plan to the Non- Defaulting Party; and

(ii)	diligently comply with a Remedy Plan.

(e)	If the Defaulting Party fails to:

(i)	deliver a Remedy Plan, or make any amendments to the plan requested by the Non-Defaulting Party in accordance with this clause 23; or

(ii)	diligently comply with a Remedy Plan,

then:

(iii)	the Non-Defaulting Party may serve written notice on the Defaulting Party specifying the nature of the failure and the Defaulting Party has 10 Business Days to rectify that failure; and

(iv)	if the failure is not remedied within the period specified in clause 23.3(e)(iii), the Non-Defaulting Party may (without prejudice to its other rights and remedies) at its sole discretion do any one or more of the following, with immediate effect upon notice to the Defaulting Party:

(A)	terminate this agreement by written notice to the Defaulting Party and clause 22.6 will apply; or

(B)	suspend all or any of its obligations and liabilities under this agreement by giving a further written notice to the Defaulting Party, and in such case those obligations and liabilities will be relieved until the Default is remedied to the satisfaction of the Non-Defaulting Party (acting reasonably).

23.4	Insolvency Event

(a)	A party may at any time by notice in writing to the other party, terminate this agreement with effect from the date nominated in the notice if an Insolvency Event occurs in relation to the other party.

(b)	If the document is terminated under this clause, the party that is subject to the Insolvency Event is deemed to be the Defaulting Party for the purposes of clause 23.8 and 23.8 and liable to pay an Early Termination Amount pursuant to those clauses.

23.5	Disconnection of MIG

(a)	If MIG has been disconnected under clause 18 and MIG has not satisfied the requirements for reconnection under clause 19, CBM may terminate this agreement by giving 10 Business Days written notice to MIG.

(b)	If this agreement is terminated under this clause, MIG is deemed to be the Defaulting Party for the purposes of clauses 23.7 and 23.8 and liable to pay an Early Termination Amount pursuant to those clauses.

23.6	MIG termination

(a)	If the parties do not come to an agreement on future project contemplated in the Heads of Agreement between Quinbrook Investments and MIG within 12 months of Commencement Date of this agreement that delivers on the average delivered electricity price across the project portfolio of US$ 40/MWh, MIG may terminate this agreement by giving 12 months prior written notice to CBM.

(b)	If this agreement is terminated under clause 23.6(a) MIG will offer to purchase the transformers of the Condong Infrastructure at cost, as determined at the date of termination based on an externally verified fair market price.

23.7	Payment on early termination

(a)	If this agreement is terminated as a result of a Default by a party, any amount owed by one party to the other party under this agreement arising prior to the Early Termination Date must be paid by the applicable party.

(b)	If this agreement is terminated by the Non-Defaulting Party as a result of a Default by the Defaulting Party, then the Defaulting Party must pay the Early Termination Amount to the Non-Defaulting Party within 30 days of the Early Termination Date, unless clause 23.7(c) applies (in which case the Defaulting Party must pay the Early Termination Amount within 10 Business Days of the dispute being resolved, together with interest calculated at the Default Interest Rate).

(c)	If the Defaulting Party gives notice that it disputes the Non-Defaulting Party’s determination of the Early Termination Amount by the date that is 15 Business Days following the Early Termination Date, the matter must be resolved in accordance with clause 25.

(d)	The parties acknowledge and agree that the Early Termination Amount is a genuine pre-estimate of the loss likely to be suffered by the Non-Defaulting Party determining the Early Termination Amount in the event of termination as a result of a Default by the Defaulting Party.

23.8	Calculation of the Early Termination Amount

(a)	The Early Termination Amount will be determined by the Non-Defaulting Party, who will act in good faith and use commercially reasonable procedures in order to produce a commercially reasonable result. The Early Termination Amount will be determined as at the Early Termination Date or, if that would not be commercially reasonable, as of the date or dates following the Early Termination Date as would be commercially reasonable.

(b)	In determining the Early Termination Amount, the Non-Defaulting Party may consider any relevant information, including, without limitation, one or more of the following types of information:

(i)	quotations (either firm or indicative) for replacement transactions supplied by one or more third parties that will take into account the creditworthiness of the Non-Defaulting Party at the time the quotation is provided;

(ii)	information consisting of relevant market data in the relevant market supplied by one or more third parties including, without limitation, relevant rates, prices, yields, yield curves, volatilities, spreads, correlations or other relevant market data in the relevant market; or

(iii)	any information known or supplied by the Non-Defaulting Party including the historical load and anticipated load of MIG over the balance of the Supply Term.

(c)	The Non-Defaulting Party will consider, taking into account the standards and procedures described in this clause 23.8, quotations or relevant market data unless the Non-Defaulting Party reasonably believes in good faith that such quotations or relevant market data are not readily available or would produce a result that would not satisfy those standards. When considering such information, the Non-Defaulting Party may include costs of funding, to the extent costs of funding are not and would not be a component of the other information being utilised. Third parties supplying quotations or market data may include, without limitation, dealers in the electricity and environmental products markets, brokers and other sources of market information.

(d)	The Non-Defaulting Party must consider in calculating an Early Termination Amount any loss or cost incurred in connection with re-establishing any arrangement similar to this agreement (or any gain resulting from such re-establishment).

(e)	Commercially reasonable procedures used in determining an Early Termination Amount may include, but are not limited to, the following:

(i)	application to relevant market data from third parties or information provided of pricing or other valuation models that are, at the time of the determination of the Early Termination Amount, used by the Non-Defaulting Party in the regular course of its business in pricing or valuing transactions between the Non-Defaulting Party and unrelated third parties that are similar to the subject matter of this agreement; and

(ii)	application of different valuation methods for transactions based on their type, complexity or size.

24.	Force majeure

24.1	Force Majeure defined

(a)	In this agreement, Force Majeure means, with respect to an Affected Party, any event or circumstance or combination of events or circumstances occurring after the Commencement Date in that:

(i)	is not within the reasonable control of the Affected Party;

(ii)	by the exercise of due diligence and Good Industry Practice, the Affected Party is not able to prevent, overcome or remedy; and

(iii)	causes or results in the prevention or delay of the Affected Party from performing any of its obligations under this agreement.

(b)	Provided the requirements in paragraph (a) are satisfied, Force Majeure includes any of the following events:

(i)	acts of God, including cyclone, flood, earthquake, tsunami and bushfire;

(ii)	fire or explosion;

(iii)	lightning strike which damages the Modular Data Centre or the Condong Power Station;

(iv)	a pandemic or epidemic, or quarantine by order of a Regulatory Authority;

(v)	war, invasion, act of foreign enemies, terrorism, riots, civil commotion, malicious damage, sabotage or revolution and

(vi)	industrial action or disputes which affected any Australian State or Territory, Australia generally, a country of origin of MDC supply and is not directed at the Affected Party,

but only to the extent it was not caused by an act or omission of the Affected Party.

24.2	Exclusions

Notwithstanding clause 24.1, the following will not constitute Force Majeure:

(a)	lack of funds, financial hardship or the inability of a party or any of its related bodies corporate to make a profit or achieve a satisfactory rate of return resulting from performance or failure to perform its obligations under this agreement; or

(b)	failure or inability of any person to pay any sum due and payable.

24.3	Non-performance excused

(a)	Non-performance (in whole or in party) as a result of Force Majeure by an Affected Party of any obligation or condition required by this agreement to be performed:

(i)	will be excused during the time and to the extent that Force Majeure prevents such performance, wholly or in part; and

(ii)	will not give rise to any liability to the other party for any liability of any kind arising out of, or in any way connected with that non-performance.

(b)	Clause 24.3(a) does not apply in respect of an obligation of an Affected Party to pay money.

24.4	Notification and diligence

If it wishes to be entitled to the benefit of clause 24.3(a), an Affected Party must:

(a)	notify the other party (Non-Affected Party) as soon as reasonably possible:

(i)	of reasonably full particulars of the Force Majeure; and

(ii)	the date of commencement of the Force Majeure and, to the extent reasonably possible, an estimate of the period of time required to enable it to resume full performance of its obligations;

(b)	keep the Non-Affected Party informed of any material changes or developments to any of the matters referred to in clause 24.4(a);

(c)	use all reasonable diligence and means consistent with Good Industry Practice to remedy or abate the Force Majeure as expeditiously as possible;

(d)	resume performance as expeditiously as possible after termination of the Force Majeure or after the Force Majeure has abated to an extent that permits resumption of performance (in whole or in part); and

(e)	notify the Non-Affected Party when the Force Majeure has terminated or abated to an extent that permits resumption of performance (in whole or in part) to occur.

24.5	Costs of Force Majeure

An Affected Party must bear its own costs incurred arising out of or in connection with Force Majeure or the consequences of Force Majeure and the Non-Affected Party is not liable for, or in connection with, any claim (and the Affected Party is not entitled to make any claim) arising out of or in connection with Force Majeure or the consequences of Force Majeure.

24.6	Termination

If as a result of a Force Majeure, a party is relieved of its obligations under this agreement in accordance with clause 24.4 for a continuous period of not less than 12 months during the Supply Term, then the Non-Affected Party may terminate this agreement by giving not less than 20 Business Days written notice to the Non-Affected Party in which case no Early Termination Amount will be payable by either party to the other party.

25.	Dispute resolution

(a)	Subject to clause 25(e), if a dispute arises in connection with this agreement, either party may at any time give written notice, (the Dispute Notice) to the other setting out brief particulars of the matter and requesting that a meeting take place to seek to resolve the dispute.

(b)	Representatives from each party, who have sufficient seniority and legal authority to settle a matter requiring resolution, must meet within seven days of the Dispute Notice and in good faith use reasonable endeavours to resolve the dispute.

(c)	If the dispute is not resolved within 28 days of the Dispute Notice, either party may pursue its rights at law.

(d)	Subject to clause 12.2, during a dispute, the parties will, so far as it is reasonably practicable, continue to perform and comply with their respective obligations under this agreement to the extent that such obligations are not the subject of that dispute.

(e)	Clauses 25(a) and 25(b) do not restrict or limit the right of either party to commence proceedings of an interlocutory nature.

(f)	The parties acknowledge that under the Electricity Legislation, MIG may also be able to refer a dispute under this agreement, or generally in relation to the supply or sale of electricity by CBM, to the relevant electricity ombudsman or regulator for investigation.

26.	Warranties

(a)	Each party represents and warrants to the other party that:

(i)	it is incorporated and validly exists in accordance with the Regulatory Requirements of its place of incorporation;

(ii)	the execution of this agreement and the performance of its obligations under this agreement have been duly authorised by it and do not contravene any Regulatory Requirement or agreement binding on it or its constitution;

(iii)	this agreement is valid, binding and enforceable in accordance with its terms;

(iv)	as at the date of execution of this agreement, no Insolvency Event or other Default has occurred in relation to it; and

(v)	it enters and performs this agreement on its own account and not as trustee for, or nominee or agent of, any other person.

(b)	Nothing in this agreement is to be read as excluding, restricting or modifying the application of any legislation which by Regulatory Requirements cannot be excluded, restricted or modified.

27.	General provisions

27.1	Entire agreement

This agreement constitutes the entire agreement of the parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

27.2	No reliance

Each party acknowledges that in entering into this agreement it has not relied on any representations or warranties about its subject matter except as expressly provided by the written terms of this agreement.

27.3	Variation

This agreement may only be amended or varied by a further agreement in writing signed by all the parties.

27.4	Waiver

(a)	A party waives a right under this agreement only by written notice in which it says that it waives that right. If a waiver is validly given, it is limited to the specific instance to which it relates and to the specific purpose for which it is given and is not an implied waiver of any other obligation or breach.

(b)	A party’s failure or omission to enforce or require strict or timely compliance with any provision of this agreement does not affect or impair that provision, or the right of that party to avail itself of the remedies it may have in respect of any breach of that provision.

27.5	Severability

(a)	Each provision of this agreement is severable and independent.

(b)	If all or any part of a provision of this agreement is invalid or unenforceable in any jurisdiction, that part or provision will be deemed to be severed for the purposes of that jurisdiction and will not affect the validity or enforceability of the remaining provisions or that provision in any other jurisdiction.

27.6	Indemnities

(a)	Each indemnity in this agreement is a continuing obligation, separate and independent from the other obligations of the parties, and survives termination, completion and expiry of this agreement.

(b)	It is not necessary for a party to incur expense or to make any payment before enforcing a right of indemnity conferred by this agreement.

27.7	Survival

Clauses 1, 12, 13, 15.5, 23, 25, 27 and any other clauses to the extent that they are necessary for the interpretation or effectiveness of these clauses, survive termination or expiry of this agreement.

27.8	Assignment and Change of control

(a)	CBM may assign or novate its rights and obligations under this agreement with MIG’s prior written consent (such consent not to be unreasonably withheld or delayed).

(b)	The consent of MIG must not be withheld or delayed under clause 27.8(a) if:

(i)	the assignee is, in the reasonable opinion of MIG, legally, financially and technically capable of performing CBM’s obligations under this agreement; and

(ii)	the assignee enters into a deed of covenant with MIG by which the assignee covenants to be bound by the terms of this agreement.

(c)	MIG may assign or novate its rights and obligations under this agreement with CBM’s prior written consent (such consent not to be unreasonably withheld or delayed).

(d)	The consent of CBM must not be withheld or delayed under clause 27.8(c) if:

(i)	the assignee is, in the reasonable opinion of CBM, legally, financially and technically capable of performing MIG’s obligations under this agreement; and

(ii)	the assignee enters into a deed of covenant with CBM by which the assignee covenants to be bound by the terms of this agreement.

(e)	MIG must not undergo a Change of Control without obtaining the prior written consent of CBM which must not be unreasonably withheld or delayed.

(f)	It shall be reasonable for CBM to withhold or delay its consent to a Change of Control under clause 27.8 where, in the reasonable opinion of CBM, the Change of Control is likely to have material adverse effect on MIG’s legal, financial and technical capability to perform its obligations under this agreement.

27.9	Confidentiality

(a)	Both parties must ensure that all Confidential Information exchanged between the parties remains confidential.

(b)	Neither party may disclose Confidential Information to any person except:

(i)	with the consent of the party who supplied the information; or

(ii)	in the case of CBM, to a Regulatory Authority, including the State government of New South Wales;

(iii)	if required to do so by a Regulatory Requirement or by a stock exchange; or

(iv)	to its officers, employees, auditors, advisors, investors and limited partners (or those of a related body corporate) for a purpose which is connected with this agreement.

27.10	Notices

(a)	All notices must be in writing and sent to the following postal address and email

(b)	address for notices:

CBM

Address:	Suite 1.303, 15-17 Capri on via Roma, Surfers Paradise QLD 4217
Attention:	Cape Byron Management
Email:	anthony.lount@cbpower.com.au; ea@quinbrook.com; br@quinbrook.com

MIG:

Address:	Level 5, 97 Pacific Highway, North Syndey, NSW 2060
Attention:	James Manning / Chief Legal Officer / Hetal Majithia
Email:	james@mawsoninc.com; legal@mawsoninc.com / hetal@mawsoninc.com

(c)	Notices in relation to termination or breach must not be sent by email.

(d)	Notices sent:

(i)	by hand, are taken to be received when delivered;

(ii)	by email, are taken to be received at the time it was received by the recipient;

(iii)	by mail, are taken to be received on the third day after mailing; and

(iv)	by fax; are taken to be received when the sender’s fax machine issues a successful transmission report.

27.11	Costs and stamp duty

Each party must bear its own legal costs in respect of the preparation, completion and execution of this agreement.

27.12	Governing law

This agreement is governed by the law in force in the jurisdiction of the New South Wales and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of that place.

27.13	Counterparts

This agreement may be signed in any number of counterparts and by the parties in separate counterparts.

schedule 1

CPI Escalation

1.	CPI Calculation

The PPA Price be escalated on each CPI Review Date (as defined in this Schedule) in accordance with the following formula:

Pn = P1 x CPI2 / CPI1

Where:

Pn = the CPI adjusted PPA Price which will apply from the CPI Review Date;

P1= the unescalated PPA Price;

CPI is the “All groups CPI; Australia” ABS Series ID A2325846C;

CPI2 = the CPI as at the relevant CPI Review Date; and

CPI1= the CPI as at 1 January 2021 (ABS December 2020 Quarter value).

For the avoidance of doubt, where the ratio of CPI2 to CPI1 is less than 1 (one), the CPI ratio for the purposes of this agreement will be deemed to be 1 (one).

2.	CPI Review date

In respect of the PPA Price, each of the following dates which occur during the Supply Term will be a CPI Review Date:

(a)	1 January 2021 for the base date of the PPA Price; and

(b)	each anniversary of 1 January 2021 thereafter.

Where in both cases the ABS Series value from the preceding December quarter is to be used.

schedule 2

Net BTC Revenue and BTC Floor Price Calculation

1.	Net BTC Revenue Calculation

Net BTC Revenue represents the profit earned by MIG at the Modular Data Centre in accordance with the following formula:

Net_BTC_Revenue =	BTC_Revenue
minus Electricity_Cost
minus Depreciated_Server_Cost
minus Site_Employment_Cost

Where:

BTC_Revenue = BTC_Price x BTC_Quantity

BTC_Price = a price in Australian dollars calculated by multiplying the prevailing monthly average USD price per Bitcoin, as displayed on a globally recognised exchange by the prevailing monthly average AUD to USD exchange rate, as displayed on a globally recognised exchange.

BTC_Quantity = the monthly quantity of bitcoin block rewards and transaction fees mined by MIG at the Modular Data Centre.

Electricity_Cost = the monthly Energy Charge payable by MIG.

Depreciated_Server_Cost = the agreed monthly depreciation expense for the mining server equipment in the Modular Data Centre, assuming depreciation on a straight line basis over the 2 years. MIG will share this information on an open book basis with CBM that is consistent with MIG’s internal and audited accounts.

Site_Employment_Cost = the monthly direct labour cost, without markup (justified by MIG on an open book basis) for permanent on-site staffing dedicated to operate and manage the Modular Data Centre.

Calculated BTC Floor Price

The BTC Floor Price is calculated at the end of the Billing Period in accordance with the following formula:

BTC_Floor_Price = BTC_Floor_Price_Base x Difficulty Adjustment

Where:

BTC_Floor_Price_Base = US$ 10,686 per bitcoin.

Difficulty Adjustment = Difficulty Current divided by Difficulty Base.

Difficulty_Current = The prevailing market index of difficulty, as listed on https://www.blockchain.com/charts/difficulty (or another similar industry public source if this is not available), based on the most recent difficulty level immediately prior to the end of the Billing Period.

Difficulty_Base = The prevailing market index of difficulty, as listed on https://www.blockchain.com/charts/difficulty (or another similar industry public source if this is not available), and set on 19 October 2021, at 20082460130831.

schedule 3

Site

STAGE 2
REFER DRG. 000581-C1-0003
STAGE 1
REFER DRG. 000581-C1-0002

LEGEND

Symbol	Description
(rectangle)	PERIMETER OF DATA CENTRE AREAS (FENCE OR ACOUSTIC WALL)
	PROPERTY BOUNDARY
	CONTOUR MAJOR
	CONTOUR MINOR
	ROAD TRACK
	TOP AND BOTTOM BANK
	STORMWATER DRAIN

INFORMATION ONLY
NOT FOR CONSTRUCTION

DOC No	TITLE
REFERENCE DOCUMENTS	

No	DATE	REVISION	DRN	CHK	DES	APP
A	23.09.2021	PRELIMINARY	DL			

engenuity solutions
www.engenuitysolutions.com

COPYRIGHT © in this drawing remains the property of Engenuity Solutions Holdings Pty Ltd and shall be used solely for the project for which it has been originally produced and shall not be passed on in any form to any third party without prior written approval from Engenuity Solutions

DRAWN	D.LOGO
CHECKED	
DESIGNED	
APPROVED	
DATE	23.09.2021
FILE NAME	000581-C1-0001
JOB No	000581

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
INDICATIVE CONCRETE
GENERAL ARRANGEMENT LAYOUT

SCALE	NTS	A1	DWG No	000581-C1-0001	REV	A

50.00
50.00
1.
2.
3.
4.
5.
5.

NOTES:

1. CONTRACTOR TO CONFIRM ALL TRENCH ROUTES VIA UTILITIES DETECTION BEFORE UNDERTAKING WORKS
2. TRENCH ROUTES ARE TO BE APPROVED BY CBM PROJECT MANAGER
3. TRENCHING TO BE IN ACCORDANCE WITH AS3000 - UNDERGROUND WIRING SYSTEMS - CATEGORY A.
4. FOR EXISTING TRENCHES REFER TO DRG [illegible]
5. STAGE 1 TRENCH, CONTRACTOR TO CONFIRM ROUTE AND ABSENCE OF OTHER SERVICES.

[illegible]

1. DATA CENTRE ENCLOSURE
2. DATA CENTRE LV ENCLOSURE
3. HV SWITCHROOM
4. STORAGE CONTAINER/OFFICE
5. TRANSFORMER

LEGEND

- PERIMETER OF DATA CENTRE AREAS (FENCE OR ACOUSTIC WALL)
- PROPERTY BOUNDARY
- CONTOUR MAJOR
- CONTOUR MINOR
- ROAD TRACK
- TOP AND BOTTOM BANK
- STORMWATER DRAIN
- PERIMETER OF TRANSFORMER EXCLUSION ZONE

SCALE A 1:1000 (A1) 1:500 (A3)

INFORMATION ONLY
NOT FOR CONSTRUCTION

DOC No	TITLE
REFERENCE DOCUMENTS	

No	DATE	REVISION	DRN	CHK	DES	APP
A	08.10.2021	PRELIMINARY	DL			

engenuity solutions
www.engenuitysolutions.com

DRAWN	D.LOGO
CHECKED	
DESIGNED	
APPROVED	
DATE	08.10.2021
FILE NAME	000581-C1-0003
JOB No	000581

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
INDICATIVE CONCRETE
STAGE 2 LAYOUT

SCALE	NTS	A1	DWG No	000581-C1-0003	REV	A

schedule 4

Infrastructure Diagram

EXISTING CONVEYOR TRANSFER TOWER
2x40ft STORAGE CONTAINERS (EACH 12x2.44m)
EXISTING FEEDSTOCK SHED
ATCO OFFICE (3x6m)
ACCESS ROAD
TRANSFORMER
CABLE PIT
NOTE 4
NOTE 5
STOCKPILE SWITCHROOM
DATA CENTRE
RMU
LEGEND
PERIMETER OF DATA CENTRE AREAS (FENCE OR ACOUSTIC WALL)
PROPERTY BOUNDARY
CONTOUR MAJOR
CONTOUR MINOR
ROAD TRACK
TOP AND BOTTOM BANK
STORMWATER DRAIN
PERIMETER OF TRANSFORMER EXCLUSION ZONE

INFORMATION ONLY
NOT FOR CONSTRUCTION

DOC No	TITLE
REFERENCE DOCUMENTS	

No	DATE	REVISION	DRN	CHK	DES	APP
A	23.09.2021	PRELIMINARY	DL			

engenuity solutions
www.engenuitysolutions.com

DRAWN	D.LOGO
CHECKED	
DESIGNED	
APPROVED	
DATE	23.09.2021
FILE NAME	000581-C1-0002
JOB No	000581

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
INDICATIVE CONCRETE
STAGE 1 LAYOUT

SCALE NTS | A1 | DWG No 000581-C1-0002 | REV. A

FROM 11kV SWITCHBOARD C1-BBA10
CB: -GS-006
DRG No E2-10443C-BBA00-ZB-3000
95mm² 1C per phase Cu
11/6 35kV
XLPE/PVC X-90
(TO BE DISCONNECTED FROM TX-100 AND
EXTENDED TO ALLOW CONNECTION TO RMU)
RMU
11kV
(PROPOSED)
630A
630A
630A
630A
630A
95mm² 1C per phase Cu
11/6 35kV
XLPE/SCN/PVC X-90
95mm² 1C per phase Cu
11/6 35kV
XLPE/SCN/PVC X-90
TX-100
11kV/415V
1.25MVA ONAN
Dyn11
Z=5.0%
(EXISTING)
TX-101
11kV/415V
2.5MVA ONAN
Dyn11
Z=6%
(NEW)
+E-N
+E-N
400mm² 6x1C per phase Cu
1/0.6kV
XLPE/PVC X-110
CBM
MI
NOTE 3
STOCKPILE MCC
SWITCHBOARD
(EXISTING)
REF DRG E2-10443C-BBA00-ZB-3000
DATA CENTRE
(TRIAL UNIT)
NOTE 1
CBM
FIBRE OPTIC
CABLE
MI

NOTES

1 DATA CENTRE AND TRANSFORMER TO BE MOVED AS PART OF STAGE 2
2 EARTH SWITCHES NOT SHOWN
3 BATTERY LIMIT o——o
4 CBM- CAPE BYRON MANAGEMENT
5 MI- MAWSON INFRASTRUCTURE
6 EARTHING CONDUCTORS NOT SHOWN

DOC No	TITLE	No	DATE	REVISION	DRN	CHK	DES	APP
		A	27.09.2021	PRELIMINARY	DL	TA	CN	TA
REFERENCE DOCUMENTS				REVISION				

engenuity solutions
www.engenuitysolutions.com

COPYRIGHT © on this drawing remains the property of Engenuity Solutions Holdings Pty Ltd and shall be used solely for the project for which it has been originally produced and shall not be passed on in any format to any third party without prior written approval from Engenuity Solutions

DRAWN	D.LOGO
CHECKED	T.ACKLAND
DESIGNED	C.NIELSEN
APPROVED	T.ACKLAND
DATE	27.09.2021
FILE NAME	000581-E1-0001
JOB No	000581

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
SWITCHBOARD / DATA CENTRE
SINGLE LINE DIAGRAM WITH BATTERY LIMITS

SCALE NTS | A1 | DWG No 000581-E1-0001 | REV. A

PRELIMINARY
NOT FOR CONSTRUCTION

Scope of Work – Electrical Installation

Cape Byron Management

581- Stage 1 Data Centre Trial

Engenuity Solutions
Engineers & Managers
PO Box 450, Mudgeeraba, QLD, 4213
8/249 Scottsdale Dr, Robina, QLD,4226
Phone: +61 755 592 892
Email: info@engenuityasolutions.com
Website www.engenuitysolutions.com

Document No: 000395-E-SOW-0001

A – Issued for Tender
September 21
J000395

Cape Byron Management
581- Stage 1 Data Centre Trial
Scope of Work – Electrical Installation

REVISION HISTORY

Revision	Description	Author	Checked	Approved	Date
A	Issued for Review	J.Lyons	T. Ackland		14.09.2021

This document is Copyright ©2021 Engenuity Solutions Holdings Pty Ltd. Unauthorised copying and distribution of this document is not permitted. Licence to print this report is granted to Cape Byron Management to the document being printed or distributed in full, and provided that the proposed use is consistent with the stated objectives of the report.

Any representation, statement, opinion, or advice expressed or implied in this document is made in good faith and the information contained in this report is based on sources believed to be reliable. However, as no independent verification is possible, Engenuity Solutions, together with its members, associates and employees, gives no warranty that the said sources are correct, and accepts no responsibility for any resultant errors contained herein or any damage or loss, howsoever caused, suffered by any individual or corporation.

Engenuity Solutions
000581-E-SOW-0001_A - Scope of Work for Electrical Installation
Page 1 of 24

Cape Byron Management
581- Stage 1 Data Centre Trial
Scope of Work – Electrical Installation

CONTENTS

CONTENTS 2
1 Introduction 3
1.1 Site Conditions 3
1.2 Project Schedule 3
2 Definitions & Abbreviations 5
2.1 Reference Documents 5
2.2 Abbreviations and Terminology 6
3 Codes & Standards 7
3.1 Standards 7
3.2 General 8
3.3 Related Documents 8
4 Scope of Work 9
4.1 Work Included 10
4.2 Work Excluded 15
4.3 Battery Limits 16
4.4 Free Issued Items 17
4.5 Commissioning 20
5 Contractor Supplied Information 21
5.1 Reporting 21
Appendix A – Engineering Drawings & Schedules 22
Appendix B – Vendor Drawing & Data Requirements 23

Engenuity Solutions
000581-E-SOW-0001_A - Scope of Work for Electrical Installation
Page **2** of **24**

Cape Byron Management
581- Stage 1 Data Centre Trial
Scope of Work – Electrical Installation

1 Introduction

Engenuity Solutions (ES) is an Australian-based company and is the supplier of engineering services to a wide variety of industries, including commercial, minerals processing, water and entertainment industries, in Australia and worldwide.

This document is intended to outline the scope of works required to install the stage 1 equipment.

The work included shall comprise the provision, excepting free-issued items, of all materials, plant and labour and the performance of all necessary operations for the complete and proper construction for the work specified.

The work shall be in accordance with the equipment data sheets, equipment specification, applicable drawings and other project specifications.

1.1 Project Overview

Cape Byron Power are implementing a project to install a series of data centres at their Condong site, adjacent to Tweed valley Way and the Condong Sugar Mill.

Stage 1 of this implementation is to install a trial data centre fed from an existing HV feeder by way of a new RMU and 2.5MVa Transformer. Stage 2 will see the introduction of a further 7 data centres fed from new HV switchgear.

1.2 Site Conditions

The site is situated at Tweed Valley Way, adjacent to the Condong Sugar Mill, Condong, NSW.

Refer http://www.bom.gov.au/climate/averages/tables/cw_058158.shtml

1.3 Project Schedule

A project schedule should be developed and presented in conjunction with the tender.

Software compatibility is to be discussed prior to submission. The schedule should be compiled with consideration to the key dates or preliminary schedule provided by the Client.

The schedule is to be updated weekly throughout the project with submissions made in both .pdf and native file format.

1.3.1 Key Milestones

The Contractor shall complete all works within the following milestone dates.

Milestones	Date
Mobilisation to site	5/10/21

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Stage 1 Data Centre Delivery	20/10/21
Free-Issue of Components	13/10/21
Practical completion	TBA
Demobilisation	TBA

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2 Definitions & Abbreviations

2.1 Reference Documents

For this technical specification, the definitions listed in Table 2.1 shall apply.

Table 2.1 Reference documents

Definition	Description
'CBM'	Cape Byron Management
'Client'	Cape Byron Management, its successors and assigns
'Contractor'	The persons or body corporate that has undertaken to carry out the Work, including the Contractor's permitted assigns, successors, legal representatives, and sub-Contractors.
'ES'	Engenuity Solutions, its successors and assigns
'Engineer'	A person to whom Engenuity Solutions (or the Client where applicable) may delegate from time to time the powers, duties, and authority vested in it as it may think fit. Engenuity Solutions (or the Client as applicable) shall give notice in writing to the Contractor of the name of such person and the extent of the powers, duties and authority so delegated.
'Site'	Means Cape Byron Power Plant, adjacent Condong Sugar Mill, Tweed Valley Way, Condong, NSW.
'Shall'	Compulsory
'May'	Optional
'Work'	All activities, goods and services required of the Contractor under the Contract, including any Approved Variations, in accordance with the specifications and requirements outlined in this document.
'Installation'	The setting up and adjustment of a mechanical device or apparatus ready for use. For this standard, installation shall be taken to include the full assembly of mechanical equipment which may be supplied in varying states of assembly. Installation shall include all other work described in this standard.
'Equipment'	All items, materials and goods supplied by the Contractor in accordance with the specifications and requirements outlined in this document.
'Equipment Availability'	$\frac{\text{Equipment Run Hours} \times 100}{\text{Equipment Run Hours} + \text{Breakdown Hours} + \text{Scheduled Maintenance Hours}}$

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2.2 Abbreviations and Terminology

For this Scope of Works, the abbreviations listed in Table 2.2Table 2.1 shall apply.

Table 2.2 Abbreviations

Abbreviation	Explanation
ACB	Air Circuit Breaker
AE	Arche Energy
CBM	Cape Byron Management
ES	Engenuity Solutions
HV	High Voltage (>1000 Vac)
I/O	Input/Output
LV	Low Voltage (50 - 1000 Vac)
DB	Distribution Boards
MEN	Multiple Earthed Neutral
NCC	National Construction Code
RCD	Residual Current Device
Tx	Transformer
VDDR	Vendor Drawing and Data Requirements

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3 Codes & Standards

The works shall comply with the requirements of the latest relevant Australian Acts, Regulations and Standards and Codes of Practice.

3.1 Standards

Document Number	Description/Title
n/a	All Relevant SafeWork NSW documentation
n/a	Electricity Supply (General) Regulation 2014 (NSW)
n/a	Electricity Supply (Safety and Network Management) Regulation 2014
n/a	Electrical Safety Regulation 2013
n/a	Environmental Planning and Assessment (EP&A) Regulation 2000
n/a	Protection of the Environment Administration Act 1991 (NSW)
n/a	Protection of the Environment Operations Act 1997 (NSW)
n/a	Work Health and Safety Act 2011 and Regulation 2011
AS/NZS 1158 series	Lighting for roads in public spaces (series, primarily 3.1)
AS/NZS 1680 series	Interior lighting (series)
AS/NZS 1768	Lightning protection
AS/NZS 2293.1	Emergency lighting and exit signs for buildings Part 1: System design, installation and operation
AS/NZS 3008.1.1	Electrical installations—Selection of cables
AS 2374 series	Power Transformers
AS 2067 series	Substations and high voltage installations exceeding 1kV AC
AS 1319:1994	Safety Signs for the Occupational Environment
AS 2700:2011	Colour Specifications for General Purposes
AS 3111:2009	Miniature Overcurrent Circuit Breakers
AS 60044:2004/07/18	Instrument transformers – All parts
AS 60529:2004	Degrees of protection provided by enclosures (IP Code)
AS/NZS 3000:2018	Electrical installations ("Wiring Rules")
AS/NZS 3190:2016	Approval and Test Specification – RCD
AS/NZS 60947:2015/8	Low Voltage Switchgear & Control Gear - All parts

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3.2 General

The Contractor shall maintain an effective quality management system so as to ensure and demonstrate that goods and services conform to the specified requirements. The quality management system shall be documented and be at least equivalent to the requirements of ISO 9001. The Contractor shall, in addition, ensure that all sub-Contractors maintain equivalent systems commensurate with their particular scope of supply.

Inspection by the Engineer or their authorised representative shall not relieve the Contractor of liability for rectifying any defects that may subsequently appear or be found during or after erection.

3.3 Related Documents

All work undertaken by the Contractor must comply with the documents and drawings detailed in Appendix A – Engineering Drawings and Appendix B – Vendor Drawing & Data Requirements.

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4 Scope of Work

The scope of work shall include but may not necessarily be limited to the following:

- Provision of preliminary, planned work schedule for review.
- Provision of daily timesheets and equipment usage logs for signing by the Cient's Representative.
- Preparation of Safe Work Method Statements (SWMS), Job Safety and Environmental Analysis (JSEA) assessments and Take-5's etc for approval by the CBM Project Manager prior to the commencement of works.
- Placement and levelling of hardwood timber sleepers, supplied by CBM, for support of trial data centre.
- Placement of free issued equipment. Placement and securing of all equipment should be conducted in consultation with the Client's Representative prior undertaking.
- Provision of all shims, packings and grouts required to level and align structures.
- Supply of balance of equipment and hardware to complete scope of works.
- Coordination of outage and isolation of HV feeder C1-BBA10-GS-006.
- Disconnection of cabling to HV terminals of TX-100 Stockpile Transformer.
- Joining of cable to extend supply cable to RMU.
- Supply, installation and termination of cable from RMU to TX-100 Stockpile Transformer.
- Identification of underground utilities in proposed trench paths. Confirmation and recommendation of trenching paths in consultation with the CBM Project Manager.
- Excavation of trenching, installation of conduits and reinstatement of fill from RMU to new 2.5MVa Transformer TX-101.
- Installation and termination of cabling from RMU to TX-101.
- Excavation of trenching, installation of conduits and reinstatement of fill from TX-101 to Data Centre LV Module.
- Supply and installation of cabling from TX-101 to Data Centre LV Module.
- Supply and installation of earthing cabling and hardware to all areas.
- Supply and installation of cable support hardware to ensure mechanical protection and adequate support. All; hardware should be designed and installed in consultation with the Client's Representative.
- Prepare and submit red-line mark-ups of project drawings to reflect as-built status and conditions.

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4.1 Work Included

4.1.1 General

The Contractor shall ensure all works comply with the following general requirements.

4.1.1.1 Mobilisation & Demobilisation

The Contractor shall include the mobilisation and demobilisation to/from the Stage 1 Trial Project Site and the Contractor's Site of all plant and equipment, tools, consumables, construction facilities and labour required to complete the SOW.

The Contractor shall supply all tools, equipment and consumables required to complete this scope of works.

The Contractor shall ensure all vehicles are fitted with first aid and spill kits.

The Contractor shall ensure they supply all equipment required to complete their SOW. This includes but is not limited to lifting equipment and elevated work platforms.

4.1.1.2 Handling and Storage

The Contractor is responsible for the handling, storage and management of all goods and equipment on the Contractor's Site, including receipt and storage of free issued equipment items as defined in Section 7.0.

4.1.1.3 Construction Power

The Contractor shall ensure sufficient construction power is available for their SOW at all times.

4.1.1.4 Documentation

During the execution of the SOW the Contractor shall:

- Produce and maintain test sheets and Inspection and Test Plans (ITPs) for all cables installed by the Contractor.
- All ITPs and QA/QC documentation shall be approved prior to the Contractor starting works and shall be completed and submitted to the Engineer as work is completed, not at the completion of the job.

4.1.1.5 Testing

The Contractor shall ensure all works are tested in accordance with AS/NZS 3000 The Wiring Rules as a minimum.

The Contractor shall ensure the following electrical testing is completed and documented for approval by the Engineer prior to shipping:

- Earth fault loop impedance
- Point-to-point (continuity)

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- Insulation resistance
- Polarity
- Correct circuit connections
- RCD operation

4.1.2 RMU Installation

The following work shall be undertaken to install the new 630A RMU at the stockpile substation.

Cable installations shall be undertaken with the requirements of this scope of work and CBM specifications.

4.1.2.1 Location

The RMU shall be installed under the existing Stockpile transformer platform.

The Contractor shall ensure that clearences between the RMU and other equipment is maintained in accordance with the requriements of AS 2067 clause 5.5.4 Service areas.

The RMU shall be secured to the ground.

4.1.2.2 Connection to Stockpile Feeder

The following activites shall be under taken to connect the RMU to the Stockpile Feeder:

1. The feeder shall be disconnected from the Stockpile transformer and the existing terminations removed.
2. The feeder shall be extended with sufficient length to allow it to be terminated to the RMU's incomer. The extension shall be completed the use of HV jointing kit(s) suitable for the feeder cable.
3. The extended feeder shall be terminated to a RMU incomer isolator.

4.1.2.3 Connection to Stockpile Transformer

The following activities shall be under taken to connect the RMU to the Stockpile transformer:

1. A new feeder shall be installed between one of the RMU's 630A circuit breakers and the transformer.

4.1.2.4 Connection to the new Data Centre Transformer

The following activities shall be under taken to connect the RMU to the new 2.5MVA data centre transformer:

1. A new feeder shall be installed between one of the RMU's 630A circuit breakers and the data centre transformer.

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4.1.3 Earthing

A combined earthing system shall be installed on site and the new electrical installation shall be connected to the existing earthing system.

For these works, the Stockpile susbtation's earth bar, located under the transformer, shall be main connection point between the existing earthing system and the new earthing equipment.

The Contractor shall supply and install all required earthing at the site. This shall include, but not be limited to:

- A MEN link at 2.5MVA transformer
- Connection of earthing conductors
- Installation of earth bar(s)

The conductor for the MEN connections to the earthing system shall be 120mm^2 copper.

All earthing conductors installed as part of the new installation works shall be labelled with permanent, indeliable, proprietary labelling systems that clearly identifies the equipment and circuits associated with the conductors.

Earthing conductors associated with HV and LV circuits shall installed together and clearly differentiated from the equipotential bonding conductors.

4.1.3.1 Stockpile Substation

The contractor shall assess the existing available spare capacity at the Stockpile susbstation's earth bar and extend it to accommodate the new earthing infrastructure.

Earthing connections shall be installed between this earth bar and the following equipment:

- New 630A RMU – one (1) 120mm2 conductor
- New 2.5MVA transformer bay – two (2) 120mm2 conductors

Spare capacity shall be added to the existing earth bar to allow for the earthing connections associated with the Stage 2 works.

4.1.3.2 Transformer

An earth bar shall be installed in the transformer bay.

Two (2) earthing conductors shall be run between the Stockpile and the transformer bay earth bar.

Equipotential bonding of the transformer, conductive parts of the transformer bay, and conductive parts installed in the vicinity of the transformer bay, shall be connected to the transformer bay earth bar.

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Two (2) points of the transformer bay bund's reinforcing steel shall be connected to the earth bar. These points shall be as physically distant from one another as is practical.

The MEN link for the LV supply to the data centre shall be installed in the transformer bay.

Protective conductors associated with LV supply to the data centre shall be connected to the transformer bay's earth bar.

4.1.3.3 RMU

A earthing conductor shall be installed between the earthing point on the RMU and the Stockpile Susbtation's earth bar.

4.1.3.4 Data Centre

Earthing conductors associated with the LV supply to the data centre shall be terminated in accordance with the data centre manufacturer's installation instructions.

Equipotential bonding conductors from the data centre grading ring, reinforcing steel installed in the data centre footings, and similar connection points, shall be connected to the data centre's connection points, or brought back to the transformer bay earth bar. Infromation regarding the connection of these points to the data centre shall be sought from the data centre manufacture.

4.1.4 Cables

All cables shall be installed with the requirements of AS 3000 and AS 3008.1.1. The requirements of following clauses shall be met:

- AS 3000 clause 3.9.8 Prevention of mutual detrimental effects between services
- AS 3000 clause 3.11 Underground Wiring Systems

Underground wiring systems shall be installed in accordance with the requirements of AS 3000 clause 3.11.3.1 Category A underground wiring systems.

Segregation between HV, LV, and instrumentation and comms, cables shall be maintained regardless of wiring systems. Segration may take the form of physical seaparation or barriers. HV cable should be installed in dedicated wiring systems to ensure clear segration between HV circuits and non-HV circuits.

4.1.4.1 LV cables

Buried wiring systems shall be installed with a minimum bury depth of 500mm to the top of the conduit. A bury depth of 600mm to the top of the conduit is preferred.

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Marker tape shall be installed directly above the conduit system a depth of 250mm from the finished surface.

4.1.4.2 HV Cables

HV cables shall be installed in accordance with the requirements of:

- AS 2067 clause 4.2.9 Insulated cables other than for overhead lines
- AS 2067 clause 4.2.9.6 Installation of cables
- AS 2067 clause 4.2.10 Conductors and accessories

Buried HV cables shall be installed in HD conduit at a minimum bury depth of 750mm to the top of the conduit. All other aspects of the trenching system shall meet the requirements of Category A underground wiring system in accordance with AS 3000.

Single core HV cables shall be installed in a trefoil arrangement regardless of wiring system.

HV cables installed in cable ladder shall maintain a clearence of at least half the cable diameter between other cables. Where two different sized cables are installed next to earth other, spacing shall be based on the larger cable's diameter.

4.1.5 Reticulation Infrastructure

The reticulation infrastructure shall include, but not necessarily be limited to:

4.1.5.1 Cables

All power, control, instrumentation and data wiring between switchboards and transformer, RMU and loads shall be carried out by the Contractor as detailed in the drawings, except where specifically excluded.

The Contractor shall supply and install all unscheduled cables required for the full functionality of all equipment shown on the drawings e.g. lighting and small power cables.

The Contractor shall supply and install all cabling, jointing kits, glands, tags, ties and clamps along with all tools and equipment required to pull-in, gland off and terminate the various cables.

The Contractor shall design, supply and install all cable systems required to reticulate the cabling throughout the site, except where specifically excluded.

4.1.5.2 Equipment, Materials and Miscellaneous Supply

The Contractor shall supply and install all pits, coonduits, cable support and segregation hardware, identification tape, cable labelling, power outlets, light fittings, switches, equipment, materials and miscellaneous items shown in the drawings or required to compete installation to the relevant Australian

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Standards and sepcifications and in accordance with Essential Energy standards.

4.1.5.3 Crane, Rigging Services and Access Equipment

The Contractor shall provide all necessary material handling equipment, such as cranes, forklifts, telehandlers etc, to place the infrastructure equipment and complete the package of works.

4.1.5.4 As-Builts

The Contractor shall submit "red-lined" as-built drawings clearly showing all conduit and infrastructure locations, at the end of the project for back-drafting.

4.2 Data Connection

The Contractor shall supply and install data cabling as per the sketch below from the existing Telstra NTU switch in the plant data room to the Stage 1 Data Centre.

Wherever practical fibre optic cables shall be run in the same wiring systems as used for HV, LV and control/comms cabling. Where possible, the fibre optic cable shall be run with control/comms cabling.

Fibre optic cables shall be segregated from HV and LV cables installed in the same wiring system as follows:

- Cable ladder: A metal barrier shall be installed between HV/LV cable and the fibre optic cable to provide a physical barrier.
- Conduit systems: Separate HD conduit(s) shall be installed to allow the cables to be separately from power cables. Segregation distances between the fibre optic and power cables shall be in accordance with the requirements of CBM and AS/NZS 3000.

A minimum of 75% redundancy in conduit capacity shall be included in the design.

The contractor shall get approval regarding the proposed installation design prior to starting construction or installation of the fibre optic network.

Single mode fibre optic cables, and associated network equipment, shall be used. CBM preferred equipment should be used when selecting equipment. Where appropriate equipment is not included on this list, approval shall be sought prior to procurement or installation activities are started.

A minimum of 15% spare capacity shall be included in the data network cables and equipment. This redundant capacity shall be confirmed as part of commissioning activities. Loss of spare capacity as result of installation work, shall not reduce the network's minimum spare capacity.

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EXISTING DATA RACK NEW TELSTRA NTU
EXISTING DATA RACK EXISTING TELSTRA NTU
EXISTING DATA RACK NEW FOBOT
STAGE 2 - FIBRE PATCH
STAGE 1 - FIBRE PATCH
NEW 12 CORE OS2 FIBRE BETWEEN DATA ROOM AND CONVEYOR ~300M
NEW DC
STAGE 1 - LOOK AT PRE-TERMINATED FIBRE FROM CONVEYOR ROOM TO NEW DC.
NEW FOBOT CONVEYOR ROOM
NEW FOBOT - STAGE 2 CONVEYOR ROOM
STAGE 2 - FIBRE PATCH
NEW 12 CORE OS2 FIBRE BETWEEN CONVEYOR AND NEW HV ROOM ~250M
NEW FOBOT - STAGE 2 HV SWITCH ROOM
NEW FIBRE SWITCH - MAWSON SUPPLIED
NEW FOBOT - STAGE 2 HV SWITCH ROOM
STAGE 2 - 1 X FIBRE PATCH
STAGE 2 - 9 X FIBRE PATCH
STAGE 2 - PRE-TERMINATED FIBRE AT NEW DC END.
OFFICE
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC

4.3 Work Excluded

The following work is excluded from the Scope of this Contract:

- Termination of LV connections at Data Centre Battery Limits
- Installation and termination of interconnections between Data Centre and LV switchboard.
- Area Lighting

The Client may request Works, currently excluded, to be undertaken by the Contractor. This Contractor is to provide a cost to undertake and receive written approval to proceed from the Client's Representative prior to doing so.

4.4 Battery Limits

The Contractor's battery limits are defined by the scope of work description in this document, in addition to the following limits:

- Structural Equipment and Civils:
  - Perimeter of foundations to be installed by others.

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- Underside of equipment baseplates.
- Electrical:
  - HV terminal of existing Stockpile Transformer (Tx-100).
  - LV Terminal of Data Centre.
- Data:
  - Switch port at existing Telstra NTU in existing data room.

4.5 Free Issued Items

The following will be free issued to the contractor:

- 2.5MVa Transformer
- Ring Main Unit
- Data Centre
- Hardwood sleeper material supplied in stock lengths to be cut to size by Contractor.
- Concrete foundations and ground preparation.

Free-Issued Items will be made available for collection by the Contractor from the storage area adjacent to the dump hoper structure at the stockpile area.

4.5.1 H-377 11kV/440V TXF 2.5MVa Transformer

CBM have procured a 2.5MVa oil-filled transformer for use in the Stage 1 trial.

Approximate dimensions for the unit are:

- Length: 3630mm
- Width: 2100mm
- Height: 3710mm
- Mass: 8.4T

Sketched dimensions of the unit are provided below:

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Scope of Work – Electrical Installation

H-377 2500kVA 11kV/440V TXF Dyn1

TOP VIEW

1160
730
730
LV
750
1540
FINS
TANK
730
1800
FINS
570
HV
620
3330
+ RADIATOR VALVES OF 150mm @ EACH END

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kVA	**2500**	Impedence %	**8.32%**
Make	**Tyree**	Year of Manufacture	**1974**
Phases	**3**	Overhaul Date	**2016**
Freq Hz	**50**	Insulation Level – kV	**95/28**
HV Volts	**11000**	Winding Temp Rise - °C	**65**
LV Volts	**440**	Top Oil Temp - °C	**60**
HV Amps	**131.2**	Press min/max - kPa	**0/170**
LV Amps	**3280.4**	Oil Volume - ltr	**2503**
Vector	**Dyn1**	Insulating Liquid	**Min Oil**
Cooling	**ONAN**	Txf Total Weight – kg	**8376**
Tappings	HV	LV	
1	**11550**		
2	**11275**		
3	**11000**	**440**	
4	**10725**		
5	**10450**		

4.5.2 Schneider RM6 Ring Main Unit

CBM has procured a Schneider RM6-NE-BIBI 24kV Switchgear Ring Main Unit for the Stage 1 Trial. This unit will be installed adjacent to the existing stockpile transformer (TX-100) and be fed from the existing HV switchgear (C1-BBA10-GS-006).

4.5.3 Data Centre

The Data Centre is comproised of two components; a 12m converted shipping container (in blue below) housing the data centre servers and a 5m module

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housing the LV switchgear (the brown module to the left below). These units are placed next to each other (disregard Northern Orientation Arrow).

Foundation W4
2,875 kg
Foundation W3
5,275 kg
Foundation W2
4,534 kg
Foundation W1
2,272 kg
North
Foundation E4
1,456 kg
Foundation E3
3,240 kg
Foundation E2
3,226 kg
Foundation E1
1,573 kg

4.6 Commissioning

The Contractor shall make provision to supply labour, supervision, tools, plant and equipment and other facilities as required, and to assist with the commissioning of the electrical infrastructure to the satisfaction of the Client's Representative.

The Contractor shall provide hourly rates for labour, supervision, tools, plant and equipment and other facilities.

Labour	**Rate ($/day)**
Supervisor	
Electrician	
Trade Assistant	
Other:	
Other:	
Other:	
Other:	
Other:	
Other:	

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5 Contractor Supplied Information

As part of the tender submission, the Contractor shall provide all documentation listed below and detailed in Appendix B – Vendor Drawing & Data Requirements. Required items, as appropriate, are highlighted in yellow.

After award of the contract, the Contractor shall provide all documentation listed below and as detailed in the VDDR. All documentation shall be in the English language, and shall conform to the following:

- Documentation, drawings and manuals shall be provided as detailed in the VDDR.
- The number of copies and the format in which the above documents are to be submitted shall be in accordance with the VDDR.
- The Contractor shall provide design data, certified drawings in pdf redlined format, diagrams, installation, commissioning, operating, maintenance and training manuals etc. in MS Word or/and MS Excel, in accordance with the VDDR.
- The Contractor shall provide three (3) copies of Installation, Commissioning, Operation, Maintenance and Training manuals, for each item of equipment supplied under this contract, prior to delivery of the equipment in accordance with the VDDR. The Installation, Operation, Maintenance and Training manuals shall include conditions and procedures for the safe start up, operation and shut down of the equipment, routine maintenance schedules, recommended spares lists, assembly and detail drawings and the like.
- A check sheet of the Contractor's Inspection and Test Plan (ITP) shall be completed for the supplied item of equipment, prior to the delivery of that equipment. The Contractor shall, prior to delivery, provide any test certificates for items (as applicable).

5.1 Reporting

The Contractor shall supply a weekly updated progress report throughout the Contract.

The report shall include:

- Safety statistics
- Work undertaken in the previous reporting period
- Work planned in the next reporting period
- Man-hours utilised
- Progress being claimed
- Potential issues, delays and opportunities
- Planned inspections and testing activities

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Appendix A – Engineering Drawings & Schedules

Document No.	Title/Description
0005810-E-SCH-0002	Stage 1 Cable Schedule
000581-C1-0001	Stockpile site Layout Drawing
000581-C1-002	Stage 1 Layout Drawing
000581-C2-0001	Stage 1 Civil Details
000581-E1-0001	Stage 1 RMU Single Line Diagram

Document No.	Title/Description
C2-104433C-SXB00-XV-4040	Stockpile Site Trenching Plan Sheet 1
C2-104433C-SXB00-XV-4041	Stockpile Site Trenching Plan Sheet 2
392400-C-FH-07	Fire Protection Services- Condong Stockpile, Fire Hydrant System Sheet 1of 2
392400-C-FH-08	Fire Protection Services- Condong Stockpile, Fire Hydrant System Sheet 2of 2

Engenuity Solutions
000581-E-SOW-0001_A - Scope of Work for Electrical Installation Page 22 of 24

Cape Byron Management
581- Stage 1 Data Centre Trial
Scope of Work – Electrical Installation

Appendix B – Vendor Drawing & Data Requirements

Specification No: 000581-E-SOW-0001 Item: Scope of Work for Electrical Infrastructure			Number of copies to Accompany Bid	Number of copies After Award	Number of weeks req. by After Award
Code		**Description**			
A		**General**			
	1	Contract Drawing List	1	1-C	1
	2	Schedule	1	1-C	1
	3	ISO9001 - Inspection and Test Plan		1-C	1
	4	Transportation Breakdown			
	5	Material Test Certificates			
	7	Test Reports		1-C	4
	8	Design Calculations		Include with A12 MDR	
	9	Technical Data Sheets		1-P, 1-C	4
	10	Code Certificates and Approvals		1-C	4
	11	Unpriced copies of Orders on Sub-Vendors (at time of placing order)			
	12	Manufacturer's Data Report (MDR)			
	13	Other (specify) – SWMS		1-C	1
B		**Mechanical**			
	1	Equipment Arrangement Drawings			
	2	Sub-system Layout Drawings			
	3	Certified Drawings			
	4	Outline Dimension Drawings			
	5	Performance Curves			
	6	Special Nameplate Details			
	7	Other (specify) -			
C		**Civil/Structural**			
	1	Foundation Plan and Load Diagram			
	2	Anchor Bolt Details			
	3	Marking Plan			
	4	Shop Details			
	5	Other (specify)			
D		**Electrical/Instrumentation**			
	1	Single Line Diagrams (Redline)		1-C	4
	2	Equipment Arrangement Drawings (Redline)		1-C	4
	3	Motor Data Sheets			
	4	Electrical Schematics			
	5	Wiring Interconnection Diagrams/ Termination Data (Redkine)		1-C	1
	6	PLC Program Logic			
	7	Instrumentation Data Sheets			
	8	Loop Diagrams			
	9	Operator Console Layout			
	10	Switchroom Layout Diagram			
	11	DB and LP Layout Diagrams			
	12	Other (specify)- Trench Routes (Redline)		1-C	4
E		**Piping**			
	1	Piping and Connection details			
	2	Piping Isometrics			

Engenuity Solutions
000581-E-SOW-0001_A - Scope of Work for Electrical Installation
Page **23** of **24**

Cape Byron Management
581- Stage 1 Data Centre Trial
Scope of Work – Electrical Installation

Specification No: 000581-E-SOW-0001 Item: Scope of Work for Electrical Infrastructure		Number of copies to Accompany Bid	Number of copies After Award	Number of weeks req. by After Award
Code	**Description**			
F	**Process**			
1	Control Philosophy			
2	Piping and Instrumentation Diagram			
3	Flowsheets and Mass Balances			
4	Pneumatic Schematics			
5	Hydraulic Schematics			
6	Piping Interconnection Diagrams			
7	Other (specify) -			
G	**Manuals**			
1	Manuals - Installation, Operation and Maintenance			
2	Spare Parts List - Commissioning			
3	Spare Parts List (and pricing) - 12 months operation			
4	List of Special Tools			
5	Lubrication Schedule			
6	Shipping Instructions			
7	Installation Instructions			
8	Pre- Testing/Startup and Operating Check Records		1-C	4
9	Training			

Legend: P = hard copy print, drawing
C = computer file (CD, email)

Engenuity Solutions
000581-E-SOW-0001_A - Scope of Work for Electrical Installation Page **24** of **24**

ITEM	QTY	WEIGHT (KG)	TOTAL (KG)
40' CONTAINER	1	3600	3600
VENT SUPPORT FRAMES	1	800	800
VENTS	24	30	720
FAN SUPPORT FRAMES	7	200	1400
FANS	14	50	700
CONTAINER EXTENSION	1	2100	2100
ROOF PURLINS	9	25	225
ROOF SHEETS	18	35	630
MAIN SWITCHBOARD & DB'S	1	4000	4000
RACKS AND MINERS	14	300	4200
		TOTAL	18375

CONTAINER BLOCK DETAIL

5020
384
11357
450

SCALE 1 : 50

DOOR SIDE
DETAIL C
200
4842 (CONTAINER PIN C/C)
12013 (CONTAINER PIN C/C)
5020
12191
17211

2850
3179
2277
(CONTAINER PIN C/C)
2438
1176
502
2849

SCALE 1 : 50

GENERAL NOTES:

REMOVE ALL SHARP EDGES AND BURRS
GENERAL TOLERANCE : X ± 1mm
X.X ± 0.1mm
X.XX ± 0.05mm

ALL DIMENSIONS ARE IN mm U.N.O.
DO NOT SCALE. IF IN DOUBT ASK.

BROLTON GROUP Pty. Ltd.
ABN 96 112 761 010
69 Princes St, Riverstone, NSW 2765
Office: 02 9838 1311
Fax: 02 9838 3113
www.brolton.com.au

COPYRIGHT (C) 2020 THIS DOCUMENT IS NOT TO BE COPIED WITHOUT WRITTEN PERMISSION OF BROLTON GROUP PTY. LTD.

REV	AMENDMENT DETAILS	APP'D	DATE
B	HOODS REPLACED & DIMENSIONS AND WEIGHTS ADDED		25/05/2021
A	HOODS REMOVED AND DIMENSIONS VERIFIED		03/05/2021

SCALE	WEIGHT
1:40	18375
DRAWN	DATE
M.F.	25.05.2021
CHECKED	DATE
-	-
APPROVED	DATE
-	-

CUSTOMER: COSMOS CAPITAL

THIRD ANGLE PROJECTION

PART NO: 8318-00-400-01-AY

TITLE: CONTAINER ASSEMBLY

FILE NAME: COSMOS CAPITAL—8318-00-400-01-AY

DRAWING STATUS: AS BUILT

SHEET SIZE: A2 REVISION: B

SHEET: 1 OF 2

J:\Cosmos Capital\8404 - BG2580 - Extended Room, 2 Racks and Roof\02 Engineering\01 Drawings\02 Mechanical\01 Current\

MAIN SWITCHBOARD

- 3600A, 415VAC, 3P+N, 50Hz
- 65kA/1sec
- IP54
- FORM 4a

NOTES

1. M.E.N LINK TO BE REMOVABLE
2. 48 POLE CHASSIS FEEDER MCCB TO BE INSTALLED IN THE INCOMER SECTION
3. CABLE BETWEEN MCCB & 48 POLE CHASSIS TO BE 35mm2
4. CABLE BETWEEN MCCB & 48 POLE CHASSIS TO BE MINIMUM 3.5 METERS

415V, 50Hz 3P+N+E SUPPLY
N
E
R,W,B
MAIN INCOMER
Q1
3600/4000A
MTZ2 40H1
MICROLOGIC 5.0X
MEN LINK
(NOTE 1)
MAIN NEUTRAL BUSBAR
MAIN EARTH BUSBAR
F1,F2,F3
63/125A
NOVARIS
SD33-100-275-A
MAIN BUSBAR 3600A 65kA/1sec
Q2
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q3
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q4
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q5
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q6
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q7
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q8
500/630A
NSX630H (3P)
MICROLOGIC 2.3
Q9
100/100A
NSX100H (3P)
MICROLOGIC 2.2
(NOTE 2)
(NOTE 3)
(NOTE 4)
MSB
FIELD
CONTAINER DISTRIBUTION BOARD No.1 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.2 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.3 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.4 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.5 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.6 96 POLE CHASSIS
CONTAINER DISTRIBUTION BOARD No.7 96 POLE CHASSIS
MAIN SWITCHBOARD DISTRIBUTION BOARD 48 POLE CHASSIS

Downstream	Device description	Voltage (V)	Breaking capacity (kA)	Cascading (kA)	Discrimination (kA)	Enhanced discrimination (kA)	Settings	Comments
Main 4000A ACB	MTZ2 40 H1 MLSX	400	66 kA				Ir=3600, Tr=6, Isd=5, tsd=0.1, I2t=Off, Ii=15	ACB Set to 3600A
Typical 630A DB Feed	NSX630 H ML2 - 630A	400	70 kA	NA	Total	None	Io=500, Ir=1, Isd=8	630A Feed to DB set to 500A
500A DB	NSX250 M TM-D	400	50 kA	70 kA	Total	70 kA	TM-D=250, Ir=250A, Im=2000A	DB has 2 X 250A TMD 250A
DB Final Sub Circuit	iC60 MCB N C	400	10 kA	30 kA	Total	30 kA	Io=20	Can be a miniature breaker or a RCBO up to 63A - 30 Amp shown. DB rated for 30KA conditional Rating using NSX.

GENERAL NOTES:

REMOVE ALL SHARP EDGES AND BURRS
GENERAL TOLERANCE : X ± 1mm
X.X ± 0.1mm
X.XX ± 0.05mm

ALL DIMENSIONS ARE IN mm U.N.O.
DO NOT SCALE. IF IN DOUBT ASK.

BROLTON GROUP Pty. Ltd.
ABN 96 112 761 010
69 Princes St, Riverstone, NSW 2765
Office: 02 9838 1311
Fax: 02 9838 3113
www.brolton.com.au

COPYRIGHT (C) 2020 THIS DOCUMENT IS NOT TO BE COPIED WITHOUT WRITTEN PERMISSION OF BROLTON GROUP PTY. LTD.

REV	AMENDMENT DETAILS	APPD	DATE
-	See Sheet1	-	-

SCALE	1:40
WEIGHT	18.375
DRAWN	M.F.
DATE	25.05.2021
CHECKED	-
DATE	-
APPROVED	-
DATE	-
CUSTOMER:	COSMOS CAPITAL
THIRD ANGLE PROJECTION	
PART NO	8318-00-400-01-AY
TITLE:	CONTAINER ASSEMBLY
FILE NAME:	COSMOS CAPITAL—8318-00-400-01-AY
DRAWING STATUS:	AS BUILT
SHEET SIZE	A2
REVISION	B
SHEET	2 OF 2

J:\Cosmos Capital\8404 - BG2580 - Extended Room, 2 Racks and Roof\02 Engineering\01 Drawings\02 Mechanical\01 Current\

FOR REFERENCE ONLY- PENDING CHECKING 24.08.21 JD LYONS

TERMINAL POINT
CASTELL KEY INTERLOCK
TO CONDONG 66kV SWITCHYARD PROTECTION & METERING CUBICLES
66kV CABLES TO CONDONG 66kV SWITCHING STATION REFER CE DRAWING TZ 10 E00
CONDONG SUGAR MILL BIOMASS COGENERATION PLANT
66kV SURGE ARRESTER
NEUTRAL EARTHING REACTOR
EARTHING TRANSFORMER
EARTHING RESISTOR
STEP-UP TRANSFORMER
32 OHM 300A (5s) 10A CONTINUOUS
15kV ZnO 100A/ph (5s) 3.5A/ph CONTINUOUS
11kV SWITCHBOARD C1-BBA10
11kV, 2500A 40kA (3s)
11kV & 66kV PROTECTION & METERING CUBICLE
VOLTAGE TRANSFORMER
ST GENERATOR
STAGE 1
STAGE 2
TO DATA CENTRE 11kV SWITCHBOARD (PROPOSED)
BUSBAR EARTH SWITCH
FAULT CURRENT LIMITING REACTOR
DISCONNECT EXISTING 11KV SUPPLY & TERMINATE NEW 11KV SUPPLY INTO EXISTING 11KV SWBD.
3.3kV SWITCHBOARD C1-BBC10
3.3kV,1250A 20kA (3s)
VVF DRIVE C1-BPA10
ID FAN 1.15MW
FD FAN 490kW
SA FAN 280kW
BFP NO.1 800kW
BFP NO.2 800kW
CW PUMP NO.1 280kW
CW PUMP NO.2 280kW
FUTURE MOTOR STARTER (FLOOR SPACE)
EARTHING TRUCK
CONDONG SUGAR MILL EXISTING 11kV SWITCHBOARD
11kV, 800A 13.1kA (3s)
630A
BOILER STATION 1.5MVA
BUSTIE SWBD 1MVA
3MW, 11kV STG
INJECTION WATER 500kVA
PAN STATION 1MVA
CENTRIFUGAL STATION 1MVA
VOLTAGE TRANSFORMER
EXISTING SUGAR MILL LOAD ~3MW

DRG. No. E2-10443C-BBA00-ZB-3000

GENERAL NOTES :

1. CASTELL KEY EXCHANGE BOX FOR 11kV SWITCHBOARD BUSBAR EARTH SWITCH. KEY 'A' CAN ONLY BE REMOVED IF ALL 7xKEY '1' ARE CAPTIVE IN BOX.
2. EARTHING TRUCK FOR 3.3kV SWITCHBOARD IS INSERTED INTO INCOMER VCB C1-BBC10-GS-001.
3. CASTELL KEY EXCHANGE BOX FOR 3.3kV SWITCHBOARD EARTHING TRUCK. KEY 'B' CAN ONLY BE RELEASED IF ALL 7xKEY '2' ARE CAPTIVE IN BOX.
4. CASTELL KEY INTERLOCK TO ENSURE THAT 01-BBA10-GS-003 CB IS OPEN AND EARTH SWITCH IS CLOSED BEFORE 01-BBC10-GS-001 EARTH SWITCH IS CLOSED (KEY D)

APPROVED FOR CONSTRUCTION

NB. THIS DRAWING IS APPROVED FOR CONSTRUCTION ONLY WHEN A REPRESENTATIVE OF DOWNER ENERGY SYSTEMS HAS INITIALED THE PASSED BOX (PAS), LOCATED WITHIN THE TITLE AND REVISION BOX AREA.

Rev No.	Date	Revision Details	Drn	Des	Chk	App	Pas	Reference Drawing
8	[illegible]	AS BUILT	GH	EH				
9	10/08/21	-GS-006 FEED REVISED	TA	TM	CH	TA		
3	05/10/05	COMMENTS FROM CE MTG 30/09/05 INCORPORATED	RH	JM	RH	MO	SB	
4	08/11/05	KEY I/Ls & VTs ADDED	RH	JM	RH	MO	SB	
5	07/02/06	NET/NER RATINGS, VT, SA FAN ADDED	RH	JJB	RH	MO	SG	
		ID/FD FAN RATINGS UPDATED						
6	15/08/06	CW PUMPS RATINGS REVISED	RA	BC	RA	SG	SG	
7	15/05/07	GS002 EARTH SWITCH CASTLE KEY DELETED	RC	BC	RA	SG	SG	

AS BUILT

COGENERATION PROJECTS CONDONG MILL

Document No. E2-10443C-BBA00-ZB-3000 Rev 8

Client: SUNSHINE ELECTRICITY
Contract: SUGAR MILL BIOMASS COGENERATION PLANTS

CONDONG MILL
HV RETICULATION
SINGLE LINE DIAGRAM

Downer ENERGY SYSTEMS

Downer Energy Systems Pty Ltd
C/o 411 Vulture Street
Woolloongabba QLD 4102
Tel (07) 3405 8260 Fax (07) 3006 0400

Scale: NTS

Sheet: A1 Revision: 9

Drawing Number: E2-10443C-BBA00-ZB-3000

EXISTING DATA RACK
NEW TELSTRA NTU
EXISTING DATA RACK
EXISTING TELSTRA NTU
EXISTING DATA RACK
NEW FOBOT
STAGE 2 - FIBRE PATCH
STAGE 1 - FIBRE PATCH
NEW 12 CORE OS2 FIBRE BETWEEN DATA ROOM AND CONVEYOR ~300M
NEW DC
STAGE 1 - LOOK AT PRE-TERMINATED FIBRE FROM CONVEYOR ROOM TO NEW DC.
NEW FOBOT
CONVEYOR ROOM
NEW FOBOT - STAGE 2
CONVEYOR ROOM
STAGE 2 - FIBRE PATCH
NEW 12 CORE OS2 FIBRE BETWEEN CONVEYOR AND NEW HV ROOM ~250M
NEW FOBOT - STAGE 2
HV SWITCH ROOM
NEW FIBRE SWITCH - MAWSON SUPPLIED
NEW FOBOT - STAGE 2
HV SWITCH ROOM
STAGE 2 - 1 X FIBRE PATCH
STAGE 2 - 9 X FIBRE PATCH
STAGE 2 - PRE-TERMINATED FIBRE AT NEW DC END.
OFFICE
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC
NEW DC

STAGE 1
EXISTING HV SWITCH IN SUBSTATION
GS-006 630A 100A CT
RESTRICTED TO 1.9MVA DUE TO CT SIZE
EXISTING 95MM2 11KV CABLE
AMPCONTROL RMU
ISOLATOR 630A
BREAKER 630A
ISOLATOR 630A
BREAKER 630A
NEW 11KV CABLE
NEW 11KV CABLE
EXISTING 1250KVA TRANSFORMER
AMPCONTROL 2500KVA TRANSFORMER
NEW DC
METER SUPPLY BY LV BREAKER IN DC
STAGE 1A - CT UPGRADE
EXISTING HV SWITCH IN SUBSTATION
GS-006 630A 1250A CT
EXISTING 95MM2 11KV CABLE
RESTRICTED CAPACITY DUE TO CABLE SIZE BUT SUFFICIENT FOR CONNECTED STOCKPILE AND DATA CENTRE LOADS
AMPCONTROL RMU
ISOLATOR 630A
BREAKER 630A
ISOLATOR 630A
BREAKER 630A
NEW 11KV CABLE
NEW 11KV CABLE
EXISTING 1250KVA TRANSFORMER
AMPCONTROL 2500KVA TRANSFORMER
NEW DC
METER SUPPLY BY LV BREAKER IN DC

STAGE 2
EXISTING HV SWITCH IN SUBSTATION
GS-006 1250A 1250A CT
NEWLY INSTALLED HV ROOM IN STOCKPILE AREA
METER
ISOLATOR 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
BREAKER 1250A
METER
NEW 11KV CABLE
NEW 1250A 11KV CABLE
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
2500KVA TRANSFORMER
NEW DC
LV DB FOR ANCILLARY SUPPLIES
EXISTING 95MM2 11KV CABLE
NEW 200A 11KV CABLE - 3.75MVA
AMPCONTROL RMU
ISOLATOR 630A
BREAKER 630A
ISOLATOR 630A
BREAKER 630A
NEW 11KV CABLE
NEW 11KV CABLE
EXISTING 1250KVA TRANSFORMER
AMPCONTROL 2500KVA TRANSFORMER
AVAILABLE AS SPARE OR NEW SUPPLY POINT

FROM 11kV SWITCHBOARD C1-BBA10
CB -GS-006
DRG. No. E2-10443C-BBA00-ZB-3000
95mm² 1C per phase Cu
11/6.35kV
XLPE/PVC X-90
(EXISTING)
RMU
11kV
(PROPOSED)
630A
630A
630A
630A
630A
BULK METERING PANEL
(PROPOSED)
TB
CBM
BULK METERING
35mm² 1C per phase Cu
11/6.35kV
XLPE/PVC X-90
(PROPOSED)
35mm² 1C per phase Cu
11/6.35kV
XLPE/PVC X-90
(PROPOSED)
TX-100
11kV/415V
1.25MVA ONAN
Dyn11
Z=5.0%
(EXISTING)
TX-101
11kV/415V
2.5MVA ONAN
Dyn11
Z=6.25%
(PROPOSED)
+E+N
+E+N
500mm² 6x1C per phase Cu
1/0.6kV
XLPE/PVC X-90
(PROPOSED)
CBM
MI
NOTE 3
STOCKPILE MCC
SWITCHBOARD
(EXISTING)
REF. DRG. E2-10443C-BBA00-ZB-3000
DATA CENTRE
(TRIAL UNIT)
NOTE 1
CBM
FIBRE OPTIC
CABLE
MI

NOTES

1. DATA CENTRE AND TRANSFORMER TO BE MOVED AS PART OF STAGE 2.
2. EARTH SWITCHES NOT SHOWN.
3. BATTERY LIMIT o——o
4. CBM- CAPE BYRON MANAGEMENT
5. MI- MAWSON INFRASTRUCTURE

PRELIMINARY
NOT FOR CONSTRUCTION

No	DATE	REVISION	DRN	CHK	DES	APP
C	13.09.21	REVISED TO SHOW F.O. BATTERY LIMITS FOR REFERENCE ONLY	JDL			
B	24.08.21	REVISED W/T CLIENT INPUT- PRELIMINARY	JDL			
A	18.08.21	PRELIMINARY	TM	TA	CN	TA

DOC No	TITLE
REFERENCE DOCUMENTS	

engenuity solutions
www.engenuitysolutions.com

COPYRIGHT © on this drawing remains the property of Engenuity Solutions Holdings Pty Ltd and shall be used solely for the project for which it has been originally produced and shall not be passed on in any format to any third party without prior written approval from Engenuity Solutions.

DRAWN	T.MUELLER
CHECKED	T.ACKLAND
DESIGNED	C.NIELSEN
APPROVED	T.ACKLAND
DATE	16.08.21
FILE NAME	000574-E1-1001
JOB No	000574

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
SWITCHBOARD / DATA CENTRE
SINGLE LINE DIAGRAM WITH BATTERY LIMITS

SCALE NTS | A1 | DWG No 000574-E1-1001 | REV C

FROM 11kV SWITCHBOARD C1-BBA10
CB. -GS-009
DRG. No. E2-10443C-BBA00-2B-3000
FROM 11kV SWITCHBOARD C1-BBA10
CB. -GS-010
DRG. No. E2-10443C-BBA00-2B-3000
BULK METERING PANEL (PROPOSED)
TB
CBM BULK METERING
500mm² 1C per phase Cu
11/6.35kV
XLPE/PVC X-90
DATA CENTRE 11kV SWITCHBOARD (PROPOSED)
2000A
630A
35mm² 1C/phase Cu
11/6.35kV
XLPE/PVC X-90
TX-101
TX-102
TX-103
TX-104
TX-105
TX-106
TX-107
TX-108
11kV/415V
2.5MVA ONAN
Dyn11
Z=6.25%
500mm² 6x1C/phase Cu
1/0.6kV
XLPE/PVC X-90
CBM
MI
DC1 SWITCHBOARD (FROM TRIAL)
DC2 SWITCHBOARD
DC3 SWITCHBOARD
DC4 SWITCHBOARD
DC5 SWITCHBOARD
DC6 SWITCHBOARD
DC7 SWITCHBOARD
DC8 SWITCHBOARD
FIBRE OPTIC CABLE

NOTES

1. NOTE THAT ALL ITEMS ON THIS DRAWING ARE PROPOSED AS PART OF STAGE 2 OF THE IMPLEMENTATION OF THE DATA CENTRE PROJECT
2. EARTH SWITCHES, METERING AND PROTECTION RELAYS NOT SHOWN.
3. BATTERY LIMIT. O———O
4. CBM- CAPE BYRON MANAGEMENT
5. MI- MAWSON INFRASTRUCTURE

PRELIMINARY
NOT FOR CONSTRUCTION

No	DATE	REVISION	DRN	CHK	DES	APP
C	13.09.21	ADDITION OF F.O. CABLE FOR REFERENCE ONLY	JDL			
B	24.08.21	REVISED WITH CLIENT INPUT- PRELIMINARY	JDL			
A	16.08.21	PRELIMINARY	TM	TA	CN	TA

DOC No	TITLE
REFERENCE DOCUMENTS	

engenuity solutions
www.engenuitysolutions.com

COPYRIGHT © In this drawing remains the property of Engenuity Solutions Holdings Pty Ltd and shall be used solely for the project for which it was issued originally produced and shall not be passed on in any format to any third party without prior written approval from Engenuity Solutions

DRAWN	T.MUELLER
CHECKED	T.ACKLAND
DESIGNED	C.NIELSEN
APPROVED	T.ACKLAND
DATE	16.08.21
FILE NAME	000574-E1-1002
JOB No.	000574

CLIENT: CAPE BYRON MANAGEMENT

SUGAR MILL BIOMASS COGENERATION PLANTS
CONDONG MILL
DATA CENTRE INSTALLATION
STAGE 2 HV RETICULATION SLD WITH BATTERY LIMITS

SCALE NTS | A1 | DWG No. 000574-E1-1002 | REV C

FROM TX-100
11kV/415V 1.25MVA TRANSFORMER
DRG NO 080574-E1-1001
7
STOCKPILE MCC
C1BHA50GS100
FORM 3B
IP41
ACB11
C1BHA50GS110
2000A
415V 1900A 63kA (1s)
160A
63A
63A
22kW
20A
160A
50A
100A
S/S
DOL
VSD
BRAKE
NOT INSTALLED
C1EAC80AF010-M01
FC8
CONVEYOR
DRIVE A
37kW
C1EAC80AF010-M02
FC8
CONVEYOR
DRIVE B
37kW
C1EAC95AF010
FC10
CONVEYOR
22kW
SPARE
CELL
15kW
C1EAC90AF010-M10
FC9
CONVEYOR
75kW
C1EAC90AT010
FC9
CONVEYOR
MAGNET CONVEYOR
AND MAGNET
12.2kW
C1BHB51
415V
STOCKPILE
AUXILIARY
SUPPLY
DB
C1BHA50GT100
STOCKPILE MCC
415/110VAC
CONTROL TRANSFORMER
1000VA
32A
C1EAC80AN010
FC8
CONVEYOR
FAN No.1
4kW
C1EAC80AN030-M10
FC8
CONVEYOR
VACUUM
FAN No.1
0.75kW
C1EAC80AN030-M20
FC8
CONVEYOR
VACUUM
FAN No.2
0.75kW
C1EAC80AN040
AIR COMPRESSOR
DRIVE
5.5kW
C1EAE10BR010
FC8
DISCHARGE
BIN HOPPER DOOR
HYDRAULIC PUMP
11kW
C1EAE10AK010
FC8
DISCHARGE
BIN LEVELLING
SCREW
7.5kW
C1EAE10AN010
FC8
DISCHARGE
BIN FAN
4kW
C1EBD10AT010
FC9/10
DISCHARGE
SCREEN DRIVE
5.5kW
C1EBD10BR020
FC9/10
DIVERTER
HYDRAULIC
PUMP
2.2kW
C1EAC90AF010-M20
FC9
CONVEYOR
LARGE FLAIL
15kW
C1BHB50
NON ESSENTIAL
LIGHT & POWER
DISTRIBUTION
BOARD
C1EBE30AP010
FC9
CONVEYOR
SUMP PUMP
1.7kW
C1EAC95AN010
FC10
CONVEYOR
DUST FAN
4kW

AS BUILT

DRG. No. E2-10443C-BFA00-ZB-3007

GENERAL NOTES:
1. PROVIDE 20% SPARE SPACE IN ALL SWITCHBOARDS AND MCC's UNLESS OTHERWISE STATED.

Rev No.	Date	Revision Details	Des	Drn	Chk	App	Pm
6	18/12/07	AS BUILT	GM	DI			
7	16/06/21	INCOMING SUPPLY REVISED	TA	TM	CN	TA	
0	05/01/06	FOR CONSTRUCTION	BS	RJJ	RA	SG	SG
1	01/06/06	DRIVE KKS NUMBERS ADDED	RC	BC	RA	SG	SG
2	10/10/06	FC9/10 DIVERTER DRIVE KKS NUMBERS ADDED	RC	BC	RA	SG	SG
3	30/10/06	STOCKPILE LEACHATE PUMP kW SIZE REVISED	RC	BC	RA	SG	SG
4	28/11/06	DB C1BHB50 CB REVISED AND WEIGHBRIDGE SPARE	RC	BC	RA	SG	SG
5	08/06/07	C1GUA01AP100 MADE SPARE C1BHB51 ADDED	EH	BC			

Reference Drawing:
E2-10443C-BFA00-ZB-3000 LV DISTRIBUTION
E2-10443A-BFA00-ZB-3000 SLD SYMBOLS AND LEGENDS

Client: SUNSHINE ELECTRICITY
Contract: SUGAR MILL BIOMASS COGENERATION PLANTS

CONDONG MILL
STOCKPILE MCC - C1BHA50GS100
SINGLE LINE DIAGRAM

COGENERATION PROJECTS
CONDONG MILL

Document No. E2-10443C-BFA00-ZB-3007 Rev 6

Downer Energy Systems Pty Ltd
C/o 411 Vulture Street
Woolloongabba QLD 4102
Tel (07) 3406 8200 Fax (07) 3006 0405

Des BS	16/06/06
Drn JH	05/01/05
Chk RA	16/06/06
App SG	16/06/06
Pm SG	16/06/06

Scale: NTS
Sheet: A1
Revision: 7
Drawing Number: E2-10443C-BFA00-ZB-3007

SCHEDULE 5

Insurances

To be provided on an annual basis

SCHEDULE 6

Peppercorn Site Licence

To be provided

SCHEDULE 7

Marginal Cost of Production

The marginal cost of production is derived by multiplying the existing average annual delivered fuel price of AU$50/t for woodchip by its electricity conversion factor of 1.4t of woodchip per MWh exported. This deliver a power price of $70/MWh.

If Condong Power Station obtains its approvals to use recovered timber fuels that are not defined as “eligible waste fuels” under Section 3 of the NSW Energy from Waste Policy Statement the electricity conversion factor will remain the same but the annual average delivered fuel price is expected to reduce so that the marginal cost of production reduces by $20/MWh or more.

EXECUTED as an agreement

Each person who executes this agreement on behalf of a party under a power of attorney declares that he or she is not aware of any fact or circumstance that might affect his or her authority to do so under that power of attorney.

signed for Cape Byron MANAGEMENT Pty Ltd by its duly	/s/ David Scaysbrook
authorised officer, in the presence of:	Signature of officer

/s/ Emmalene Arias	David Scaysbrook
Signature of witness	Name

Emmalene Arias
Name

signed for MIG NO.1 pty ltd by its	/s/ James Manning
duly authorised officer, in the presence of:	Signature of officer
/s/ Hetal Majithia	James Manning
Signature of witness	Name

Hetal Majithia
Name